AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2017

Registration No. 333-146328

811-06144

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

                      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                      ☐

                                                                      Pre-Effective Amendment No.                                                                         ☐

                                                                      Post-Effective Amendment No. 21                                                                   ☒

and

                      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                                  Amendment No. 45                                                                               ☒

SEPARATE ACCOUNT VA DD

(Exact Name of Registrant)

Transamerica Premier Life Insurance Company

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (213) 742-5216

Alison Ryan

Transamerica Premier Life Insurance Company

c/o Office ot the General Counsel, MS #2520

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2017 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard® Variable Annuity Prospectus May 1, 2017

Vanguard Variable Annuity

Prospectus

May 1, 2017

Issued Through Separate Account VA DD

By Transamerica Premier Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Conservative Allocation Portfolio

Moderate Allocation Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of at least 10 days (20 days or more in some instances) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815 or by calling 800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available in all states except New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Contents

1	Cross Reference to Definitions	26	Access to Your Money
2	Summary	28	Performance
5	Fee Table	28	Death Benefit
6	Example	31	Additional Features
8	The Annuity Contract	36	Other Information
9	Annuity Payments	40	Table of Contents of Statement of Additional Information
11	Purchase	41	Appendix A (Condensed Financial Information)
14	Investment Options	43	Appendix B (Death Benefit)
19	Expenses	45	Appendix C (GLWB Rider – Adjusted Partial Withdrawals)
20	Tax Information	47	Appendix D (GLWB Rider – Blended Rider Fee)

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in this prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in this prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	13

Accumulation Phase	8

Accumulation Unit	13

Accumulation Unit Value	13

Adjusted Partial Withdrawal	29

Annuitant	29

Annuity Payment Options	9

Beneficiary(ies)	30

Business Day	11

Company	2

Contract	8

Contract Date	11

Contract Owner	37

Free Look Period	3

Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider	3

Income Date	9

Income Phase	8

Initial Premium Payment	11

Joint Annuitant	30

Net Premium Payment	11

Non-Qualified Contract	8

Portfolios	14

Premium Payment	11

Premium Tax	12

Qualified Contract	11

Separate Account	14

Subaccounts	14

Tax Deferral	21

Vanguard Variable Insurance Fund	2

Valuation Period	13

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Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Premier Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (the “Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the Fund), an open-end investment company. The Fund is a member of the Vanguard Group (Vanguard), a family of more than 190 mutual funds holding assets of approximately $3.6 trillion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccount you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. Totals of all Premium Payments that exceed $5,000,000 may require prior approval from the Company.

INVESTMENT OPTIONS

You can allocate your purchase payments to one of several underlying fund portfolios listed in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. The Company does not charge a fee for exchanges among the subaccounts.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Fee Table). If you choose the optional death benefit there will be an additional annual charge of 0.20% (0.05% of the accumulated value assessed quarterly). For Contracts valued at less than $25,000 at the time of fee assessment, there is also a $25 Annual Contract Maintenance Fee that is prorated at issue and assessed in full at calendar year-end.

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You will also pay Fund Operating Expenses, which currently range from 0.15% to 0.42% annually of the average daily value of the Portfolios.

If you elect the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider, then there is a quarterly rider fee based on an annual rate of the current rider fee of 1.20% (0.95% for the portion of the total withdrawal base attributable to premium payments or transfers into designated investments prior to May 1, 2013) during the accumulation phase (for the single or joint life option) of the total withdrawal base on each rider anniversary.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase without incurring a withdrawal charge. In the absence of specific directions from the contract owner, all deductions will be made from all funded Subaccounts on a pro rata basis. You may have to pay income tax and a tax penalty on any money you take out. Please refer to minimum withdrawal requirements based on withdrawal type and disbursement method.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider available that you can select at the time of purchase, the Return of Premium Death Benefit (the “optional Death Benefit”) (see Death Benefit). The optional Death Benefit is the greater of the then-current Accumulated Value of the Contract or the sum of all Premium Payments less any Adjusted Partial Withdrawals and Premium Taxes, if any. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until Beneficiaries have made claim (any optional Death Benefit may also be subject to market risk until Beneficiaries have made claim). The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

ADDITIONAL FEATURES

GLWB Rider

You may elect to purchase the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider (also known as Secure IncomeTM). The rider provides you with a guaranteed lifetime withdrawal benefit (subject to the claims-paying ability of the insurance company) for amounts you have invested in certain designated investments available under the Contract. The rider is available during the accumulation phase, and only the designated investments will be considered in determining the total withdrawal base for the guaranteed lifetime withdrawal benefit provided under the rider. Transfers from designated investments to non-designated investments will be considered withdrawals under the rider. Excess withdrawals may significantly reduce or eliminate the benefit of this rider. The tax rules for qualified contracts may limit the value of this rider. Please consult a qualified tax advisor before electing the GLWB Rider for a qualified contract. There is an extra charge for this rider.

OTHER INFORMATION

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing.

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Transamerica Premier Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity contracts.

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Separate Account VA DD

The Separate Account VA DD (the “Separate Account”) is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 800-522-5555 or write:

Regular Mail:	Overnight or Certified Mail:

Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087-1815

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 800-462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

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Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted. For a complete discussion of Contract cost and expenses, see Expenses.

OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
State Premium Tax (See Premium Tax)	0.00% to 3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES1 (as a percentage of average account value)

Annual Contract Maintenance Fee[2]	$25
Accumulated Value Death Benefit
Mortality and Expense Risk Charge[3,4]	0.20%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	0.30%

OPTIONAL RIDER FEES

Return of Premium Death Benefit[5,6]	0.20%
Return of Premium Death Benefit (No Longer Available for New Issues)[6,7]	0.05%
Annual Step-Up Death Benefit (No Longer Available for New Issues)[6,8]	0.12%
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments on or after May 1, 2013)[9]:
Maximum	2.00%
Current	1.20%
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013)[9]:	0.95%

[1]	See Expenses, for more information.
[2]	Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000. For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end.
[3]	The mortality and expense risk charge will not be greater than 0.20% (as shown in the table); however, the fee may be assessed at a lower rate for certain periods.
[4]	Currently, the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.190%.
[5]	For contract owners who purchased the contract on or after October 19, 2011.
[6]	This additional annual fee is a percentage of the Accumulated Value that is assessed at the beginning of each quarter based on the Contract Anniversary Date.
[7]	For contract owners who purchased the contract on or before October 18, 2011.
[8]	For contract owners who purchased the contract prior to October 30, 2010.
[9]	The GLWB rider fee is a percentage of the total withdrawal base. The total withdrawal base on the date the rider takes effect (“rider date”) is the accumulated value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or on the most recent rider anniversary, plus subsequent premium payments to or transfers into the designated investments under the rider, less any total withdrawal base adjustments. On the rider anniversary the total withdrawal base can step up to the accumulated value in the designated investments if the accumulated value in the designated investments is greater than the current total withdrawal base.

The annual rider fee percentage is currently 1.20% (for the single or joint life option). If any premium additions or transfers are made into the designated investments under the rider, then a new rider fee percentage may apply to such premium additions or transfers. Thereafter, if a new fee applies the total rider fee will be adjusted to reflect the weighted average of the current rider fee percentage and the rider fee percentage associated with the additional premium and/or transfers to the designated investments under the rider.

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The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES1

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.15%	0.42%

[1]	The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2016 (unless otherwise noted) and was provided to the Company by the underlying fund portfolios, their investment advisors or managers. Actual future expenses of the portfolios may be greater or less than those shown in the table.

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2016

Subaccount	Management Fees	12b-1 Distribution Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Money Market Portfolio[1]	0.13%	None	0.03%	0.00%	0.16%
Short-Term Investment-Grade Portfolio	0.13%	None	0.03%	0.00%	0.16%
Total Bond Market Index Portfolio	0.12%	None	0.03%	0.00%	0.15%
High Yield Bond Portfolio	0.25%	None	0.03%	0.00%	0.28%
Conservative Allocation Portfolio	0.00%	None	0.00%	0.16%[2]	0.16%
Moderate Allocation Portfolio	0.00%	None	0.00%	0.16%[2]	0.16%
Balanced Portfolio	0.21%	None	0.02%	0.00%	0.23%
Equity Income Portfolio	0.28%	None	0.02%	0.00%	0.30%
Diversified Value Portfolio	0.25%	None	0.02%	0.00%	0.27%
Total Stock Market Index Portfolio	0.00%	None	0.00%	0.16%[2]	0.16%
Equity Index Portfolio	0.13%	None	0.02%	0.00%	0.15%
Mid-Cap Index Portfolio	0.16%	None	0.03%	0.00%	0.19%
Growth Portfolio	0.38%	None	0.04%	0.00%	0.42%
Capital Growth Portfolio	0.33%	None	0.03%	0.00%	0.36%
Small Company Growth Portfolio	0.33%	None	0.03%	0.01%[3]	0.37%
International Portfolio	0.35%	None	0.04%	0.00%	0.39%
REIT Index Portfolio	0.24%	None	0.03%	0.00%	0.27%

[1]	Vanguard and the Portfolio’s Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. Vanguard and the Portfolio’s Board may terminate the temporary expense limitation at any time.
[2]	Although the Portfolio is not expected to incur any net expenses daily, the Portfolio’s contract owners indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the underlying funds. See the Vanguard Variable Insurance Fund Prospectus.
[3]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Portfolio through its ownership of shares in other investment companies, such as business development companies. These expenses are similar to the expenses paid by any operating company held by the Portfolio. They are not direct costs paid by Portfolio shareholders and are not used to calculate the Portfolio’s net asset value. They have no impact on the costs associated with portfolio operations.

Example

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Separate Account annual expenses, and Portfolio fees and expenses.1

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The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% annual rate of return each year, the highest fees and expenses of any of the Portfolios for the year ended December 31, 2016, and the Contract with the combination of available optional features with the highest fees and expenses, including the GLWB Rider (Joint Life), the Accumulated Value Death Benefit Option and the Return of Premium Death Benefit Option, respectively. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If the Contract is annuitized or if you surrender the Contract at the end of the applicable time period
• Return of Premium Death Benefit Option	$213	$659	$1130	$2432
• Accumulated Value Death Benefit Option	$193	$597	$1027	$2222

[1]	The Example does not reflect premium tax charges. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Contract.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning the compensation and expenses paid for the sale of the Contracts, see “Distributor of the Contracts.”

CONDENSED FINANCIAL INFORMATION

Please note that Appendix A contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Subaccounts, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Annuity and Insurance Services associate at 800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—usually 4 p.m., Eastern time—will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of vanguard.com. You can simply log on to vanguard.com to register, or speak with a Vanguard Annuity and Insurance Services associate at 800-522-5555 for assistance.

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The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Premier Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subaccounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who are United States citizens or Resident Aliens who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts.)

•	Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1⁄2. (See Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s Separate Account VA DD (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of the Vanguard Group (Vanguard), a family of more than 190 mutual funds holding assets of approximately $3.6 trillion. Through their jointly owned subsidiary, Vanguard, Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

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Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The latest Income Date generally cannot be after the date specified in your Contract unless a later date is agreed to by us. The earliest Income Date is at least 30 days after you purchase your Contract. The Income Date on Qualified Contracts may also be controlled by the plan or its endorsements. It is important to remember that annuitizing your Contract is an irrevocable decision once Annuity Payments have begun.

Your Contract may not be “partially” annuitized, i.e., you may not apply a portion of your contract value to an Annuity Option while keeping the remainder of your Contract in force.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available. For Qualified Contracts, the Annuity Payment option must satisfy the minimum distribution requirements under the federal tax law.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

1.	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies. If the annuitant dies before the due date of the second (third, fourth, etc ) annuity payment, then we will only make one (two, three, etc ) annuity payments.

2.	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity. (The payment decreases by 50% or 25%, respectively upon the death of the first annuitant.) If the surviving annuitant dies before the due date of the second (third, fourth, etc ) annuity payments, then we will only make one (two, three, etc ) annuity payments.

3.	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of 10,15, 20 or 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

4.	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Adjusted Annuitant Age

Annuity Payments under Options 1, 2, and 3 are based on the Adjusted Age of the Annuitant. The Adjusted Age is the Annuitant’s actual age on the Annuitant’s nearest birthday, at the Income Date, adjusted as follows:

Income Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	Determined by the Company

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

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Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the date your Annuity Payment amount is calculated, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (or AIR, which is the annual effective rate used in the calculation of each variable annuity payment), of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

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Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•	The minimum monthly payment is $100 ($20 for Contracts issued to South Carolina, Texas, and Massachusetts residents). If on the Income Date your Accumulated Value is below $5,000 (or $2,000 for Contracts issued to South Carolina, Texas, and Massachusetts residents), the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

•	If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

•	If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 800-462-2391. However, each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

•	You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

•	If annuity payments are selected as a death distribution option, payments must begin within one year of the date of death.

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Purchase

Application and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Application, Assessment and Disclosure form, and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit). If the Contract Owner is an individual, there must be an immediate familial relationship (such as spouse, domestic partner, parent, child, grandparent, grandchild, or sibling) between the Contract Owner and the Annuitant.

If the Application is received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Application is incomplete, the Company will contact the applicant, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the client consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES.)

D E F I N I T I O N

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we generally mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity contracts defined under different Internal Revenue Code sections.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

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Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

•	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250 unless you have obtained our prior approval to accept a lesser amount.

•	We will credit Additional Premium Payments to your policy as of the business day we receive your premium and required information in good order at our Administrative Office. Additional Premium Payments must be received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) to get same-day pricing of the additional Premium Payment.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	We reserve the right to reject cumulative premium payments over $5,000,000 (this includes subsequent premium payments) for all Contracts with the same owner or same annuitant.

•	The Company reserves the right to reject any Application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

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D E F I N I T I O N

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it may be deducted from each Premium Payment or from the Accumulated Value as the Company incurs the tax.

As of the date of this Prospectus, the following states assess a Premium Tax on all Initial and subsequent Premium Payments, including 1035 exchanges:

	Qualified	Non-Qualified
Maine	0.00%	2.00%
South Dakota	0.00	1.25	*
Wyoming	0.00	1.00

*	The tax of 1.25% is applied to the first $500,000 in premiums (including 1035 exchanges) in a calendar year. Any amount over $500,000 in a calendar year is assessed a 0.8% tax.

As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

	Qualified	Non-Qualified
California	0.50%	2.35%
Nevada	0.00	3.50
West Virginia	1.00	1.00

Purchasing by Wire
Money should be wired to:	WELLS FARGO
ABA 121000248
DEPOSIT ACCOUNT NUMBER 2014126521732
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY and
THE VANGUARD GROUP, INC.
[YOUR CONTRACT NUMBER]
[YOUR NAME]

Please call 800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Application and the Assessment and Disclosure Form and mail it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements. Wires from non-US banks are not accepted.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first business day following the date of receipt.

Annuity ExpressTM

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Application and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

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Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax advisor before making a 1035 Exchange.

Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make should be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Application without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by contacting Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your request. You may establish the telephone privilege by completing the appropriate section of the Application, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege.

W H A T ‘ S  M Y  C O N T R A C T  W O R T H  T O D A Y ?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited.

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected.

minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected.

•	The daily Mortality and Expense Risk Charge.

•	The daily Administrative Expense Charge.

•	The Annual Contract Maintenance Fee, if applicable.

•	Any optional death benefit charge, if applicable.

•	Any withdrawals.

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

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Investment Options

When you purchase the Contract, your Premium Payments are deposited into the Separate Account VA DD (the Separate Account). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the Portfolios. You are responsible for choosing the subaccounts for your annuity Contract, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information as well as the annual and semiannual reports. Other sources such as vanguard.com provide more current information. After you select the Portfolios for your initial premium allocation, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus. If you received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•	You may request exchanges in writing, by telephone, or online at vanguard.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The Company does not charge a fee for exchanges among the Subaccounts.

Please note: If you elect the GLWB Rider, then transfers out of the designated investments may reduce or eliminate the benefits of the rider.

L I M I T A T I O N S O N

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

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PORTFOLIO AND MANAGEMENT	INVESTMENT OBJECTIVE
Money Market Portfolio Manager: The Vanguard Group, Inc., through its Fixed Income Group	seeks to provide current income while maintaining liquidity and a stable share price of $1.

Short-Term Investment-Grade Portfolio Manager: The Vanguard Group, Inc., through its Fixed Income Group	seeks to provide current income while maintaining limited price volatility.

Total Bond Market Index Portfolio Manager: The Vanguard Group, Inc., through its Fixed Income Group	seeks to track the performance of a broad, market-weighted bond index.

High Yield Bond Portfolio Manager: Wellington Management Company, LLP	seeks to provide a high level of current income.

Conservative Allocation Portfolio Manager: The Vanguard Group, Inc.(1)	seeks to provide current income and low to moderate capital appreciation.

Moderate Allocation Portfolio Manager: The Vanguard Group, Inc.(1)	seeks to provide capital appreciation and a low to moderate level of current income.

Balanced Portfolio Manager: Wellington Management Company, LLP	seeks to provide long-term capital appreciation and reasonable current income.

Equity Income Portfolio Manager: Wellington Management Company, LLP and The Vanguard Group, Inc.	seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Diversified Value Portfolio Manager: Barrow, Hanley, Mewhinney & Strauss, LLC.	seeks to provide long-term capital appreciation and income.

Total Stock Market Index Portfolio Manager: The Vanguard Group, Inc.(2)	seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Equity Index Portfolio Manager: The Vanguard Group, Inc., through its Equity Index Group	seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Mid-Cap Index Portfolio Manager: The Vanguard Group, Inc., through its Equity Index Group	seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Growth Portfolio Manager: Jackson Square Partners, LLC, Wellington Management Company, LLP, and William Blair Investment Management, LLC	seeks to provide long-term capital appreciation.

Capital Growth Portfolio Manager: PRIMECAP Management Company	seeks to provide long-term capital appreciation.

Small Company Growth Portfolio Manager: The Vanguard Group, Inc. and ArrowMark Colorado Holdings, LLC	seeks to provide long-term capital appreciation.

International Portfolio Manager: Baillie Gifford Overseas Ltd, and Schroder Investment Management North America Inc.	seeks to provide long-term capital appreciation.

REIT Index Portfolio Manager: The Vanguard Group, Inc., through its Equity Index Group	seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

[1]	The Conservative Allocation Portfolio and Moderate Allocation Portfolio each receive advisory services indirectly by investing in U.S. fixed-income securities; small-, mid-, and large-cap U.S. stocks; foreign fixed-income securities; and foreign stocks.
[2]	The Total Stock Market Index Portfolio receives advisory services indirectly by investing in the Equity Index Portfolio and Extended Market Index Fund.

There is no assurance that a Portfolio will achieve its stated objective.

Vanguard Variable Insurance Fund Money Market Portfolio

Vanguard has designated the Money Market Portfolio as a “retail money market fund.”

Retail money market funds are defined as prime or tax-exempt money market funds that have policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. Retail money market funds will be allowed to continue to maintain a stable NAV through the use of amortized cost accounting. If a retail money market fund’s weekly assets fall below a certain threshold, retail money market funds are subject to fees and gates.

There are two types of liquidity fees: discretionary liquidity fees and default liquidity fees.

Discretionary liquidity fee. The Money Market Portfolio may impose a liquidity fee of up to 2% on all redemptions in the event that the Portfolio’s weekly liquid assets fall below 30% of its total assets if the Board determines that it is in the best interest of the Portfolio. Once the Portfolio has restored its weekly liquidity asset to 30% of total assets, any liquidity fee must be suspended.

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Default liquidity fee. The Money Market Portfolio is required to impose a liquidity fee of 1% on all redemptions in the event that the Portfolio’s weekly liquid assets fall below 10% of its total assets unless the Board determines that (1) the fee is not in the best interest of the Portfolio or (2) a lesser/higher fee (up to 2%) is in the best interest of the Portfolio.

In addition to, or in lieu of, the liquidity fee, the Money Market Portfolio is permitted to implement temporarily a redemption gate (i.e., suspend redemptions) if the Portfolio’s weekly liquid assets fall below 30% of its total assets. The gate could remain in effect for no longer than 10 days in any 90-day period. Once the Portfolio has restored its weekly liquidity assets to 30% of total assets, the gate must be lifted.

Please refer to the underlying fund prospectus for the Money Market Portfolio for additional information about any other changes to the strategies, fees and expenses and other important information.

Disruptive Trading and Market Timing Statement of Policy

This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term exchanges among the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges. We have developed policies and procedures with respect to market timing and other exchanges and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include a temporary suspension of exchange privileges. We may also restrict the exchange privileges of others acting on your behalf.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, (1) the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful exchange if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

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In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do:

•	expressly limit the number of exchanges into and out of the same fund within a 30 day period as described in the Investment Options section under Limitations on Exchanges.

Under our current policies and procedures, we do not:

•	impose redemption fees on exchanges; or

•	provide a certain number of allowable exchanges in a given period.

Redemption fees, exchange limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor exchange activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful exchanges by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent exchange activity among the investment options under the variable insurance product. In addition, we may not honor exchange requests if any variable investment option that would be affected by the exchange is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term exchanges. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ exchange requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the exchanges. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent exchanges is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners identified by an underlying fund portfolio as violating the frequent trading policies for that underlying fund portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by exchange activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent exchange activity. If their policies and procedures fail to successfully discourage harmful exchange activity, it will affect other owners of underlying fund portfolio shares, as well as

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the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more exchange requests from owners engaged in market timing and other programmed, large, frequent, or short-term exchanges, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease (Please note, an Automatic Asset Rebalance will not begin on the 29th, 30th, or 31st of the month. If an Automatic Asset Rebalance would have started on one of these dates, it will start on the 1st business day of the following month). To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or contact Vanguard Annuity and Insurance Services.

Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money).The minimum amount you may exchange is $250. While you are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next business day. (Please note, an Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st business day of the following month.) The Automatic Exchange Service should not be used to circumvent the limits placed on exchanges.

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if you have telephone authorization on your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired. The minimum balance requirements will not apply to the subaccount that money is being automatically moved from.

Telephone and Online Privilege

You may establish the telephone and online privilege on your Contract by completing the appropriate section of the Application. You may request an exchange of assets among the subaccounts through vanguard.com if you are a registered user. The Company, the Fund, and Vanguard shall not be responsible for the authenticity of instructions received by telephone or online. We will take reasonable steps to confirm that instructions communicated are genuine. Personal and/or account specific information may be requested to validate identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. We will record all calls. The Company, the Fund, and Vanguard shall

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not be liable for any loss, cost, or expense for action on telephone or online instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of a transaction, or reject any transaction, as deemed necessary, at any time.

Expenses

A  C L O S E R  L O O K  A T

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.27% as of December 31, 2016, compared to 0.54% for the Vanguard Variable Annuity. (Source for competitors’ data: Morningstar Principia Pro for VA/L Subaccounts, December 2016.)

S U M M A R Y  O F  C O S T S  O F  I N V E S T I N G

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%

•	Annual Administrative Expense Charge: 0.10%

•	Current Return of Premium death benefit fee: 0.20%

•	Current GLWB Rider Fee: 1.20% (Single or Joint Life Option).

•	Fees and expenses paid by the Portfolios which ranged from 0.15% to 0.42% in the fiscal year ended December 31, 2016

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Fee Table).

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion. Currently, the daily mortality and expense risk charge will be assessed at a rate reduced by an amount corresponding to an annual amount of 0.010%. Accordingly, an aggregate annual charge of 0.190% will be assessed.

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A   C L O S E R   L O O K   A T

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in any subsequent year the Accumulated Value is below $25,000.

For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end. The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

GLWB Rider

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. Each rider quarter, one-fourth of the current annual charge of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base is deducted. Rider fees are deducted from each of the designated investments in proportion to the amount of Accumulated Value in each designated investment.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Fund’s prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

Tax Information

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations. The discussion does not touch upon applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt distributions under a Contract. It is not tax advice. You may want to consult with a qualified tax advisor about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire.

TAXATION OF THE COMPANY

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of

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the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by the Company with respect to the Separate Account, the Company may make a charge to that account. The Company may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS and DIVERSIFICATION STANDARDS.)

A   C L O S E R   L O O K   A T

Tax Deferral

Tax deferral means no current tax is due on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, or cost basis, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. (Special rules apply if any Premium Payments are made by a Section 1035 Exchange.) Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.) You may also be subject to current taxation if you make a gift of a Non-Qualified Contract without valuable consideration. In the case of a full surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

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Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, (ii) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders, or (iii) if distributed under an Annuity Payment Option, they are taxed in the same way as Annuity Payments.

Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Special rules must be used to determine the excludable portion. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% minimum withholding rate applies to the taxable portion of non-periodic payments unless you elect to not have withholding. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty rate or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number. Some states may require State Tax Withholding.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (1) made after the Contract Owner reaches age 59  1⁄2; (2) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (3) attributable to the disability of the Contract Owner which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (4) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the Contract Owner, or joint lives (or joint life expectancies) of the Contract Owner and his or her beneficiary; (5) under an immediate annuity contract (as defined in the Internal Revenue Code); (6) that can be traced to an investment in the Contract prior to August 14, 1982; or (7) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

If the penalty tax does not apply to a withdrawal as a result of the application of item (4) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (4) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59  1⁄2, or (b) before the taxpayer reaches age 59  1⁄2. Certain exceptions to the modification rule may apply. Consult a tax advisor for more information regarding the application of these exceptions to your circumstances.

Distributions from Qualified Contracts are also subject to a 10% penalty tax. Many of the same exceptions to the early withdrawal or distribution apply to Qualified Contracts.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

Other exemptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions. You should consult with your personal tax advisor if you have any questions regarding the exceptions to the early withdrawal or distribution penalties.

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ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Non-Qualified Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code). A Contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax advisor for more information on how this may impact your contract.

The Money Market Portfolio is a retail money market fund which is defined as prime or tax-exempt money market fund that has policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. This may impact a Contract Owners’ ability to invest in the Money Market Portfolio (See Regulatory Reform Affecting the Money Market Portfolio).

MULTIPLE-CONTRACTS RULE

All nonqualified deferred annuity contracts that are issued by us to the same owner (contract holder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple contracts from us during the same calendar year, you may wish to consult with your tax advisor regarding how aggregation will apply to your contracts.

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, the exchange of a Contract, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such transaction or designation should contact a tax advisor about the potential tax effects of such a transaction.

DIFFERENT INDIVIDUAL OWNER AND ANNUITANT

If the owner and annuitant on the Contract are different individuals, there may be negative tax consequences to the Contract Owner and/or beneficiaries under the contract if the Annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax advisor if you are considering designating a different individual as the Annuitant on your contract to determine the potential tax ramifications of such a designation.

ANNUITY STARTING DATE

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your Contract and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a tax advisor for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax advisor about the tax consequences in such circumstances.

MEDICARE TAX

Distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. The Company is required to report distributions made from Non-Qualified Contracts as being potentially subject to this tax. While distributions from Qualified Contracts are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your Qualified Contract could cause your other investment income to be subject to the tax. Please consult a tax advisor for more information.

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TAX-FREE EXCHANGES

We may issue the Non-Qualified Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your contract value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the contract (e.g., as partial withdrawal, surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Non-Qualified Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Non-Qualified Contract could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Non-Qualified Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account is required to diversify its investments in accordance with certain diversification standards. If the diversification requirements are not satisfied, a Non-Qualified Contract will not be treated as an annuity contract for federal income tax purposes. We intend to comply with the diversification regulations.

OWNER CONTROL

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been clearly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how an owner’s interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Where the owner is not a natural person (for example, is a corporation), the death of the “primary annuitant” is treated as the death of the owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the contract.) In addition, where the owner is not a natural person, a change in the identity of the “primary annuitant” is also treated as the death of the owner for purposes of federal tax law.

The Non-Qualified Contracts contain provisions that are intended to comply with these Internal Revenue Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other after-death distribution rules apply to Qualified Contracts under Section 401(a)(9) of the Internal Revenue Code.

SAME SEX RELATIONSHIPS

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this contact. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this contract. Therefore, exercise of the spousal continuation provisions of this contract or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax advisor for more information on this subject.

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FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

Beginning in 2017, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemption and maximum rate is $5,490,000, indexed for inflation and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution.

The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made pursuant to Section 401(a)(9) of the Internal Revenue Code. For the Qualified Contracts the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected need to be taken into account in calculating minimum required distributions. Consult a competent tax advisor before purchasing an optional living or death benefit.

Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not addressed in a ruling of general applicability whether any death benefit provision in the Contract comports with IRA qualification requirements.

Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with law. Anyone desiring to purchase a Qualified Contract should consult a personal tax advisor.

For Contracts with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your Contract are not entirely clear. The tax rules for qualified contracts may impact the value of the guaranteed lifetime withdrawal benefits. Additionally, certain actions may cause the owner to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax advisor before purchasing this contract as a qualified contract.

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POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. You should consult a tax advisor with respect to legal or regulatory developments and their effect on the Contract.

We have the right to modify the Contract to meet the requirements of any applicable laws or regulations, including legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

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Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

You can make a withdrawal request in writing or by telephone. To make a telephone withdrawal, you may establish the telephone privilege by completing the appropriate section of the Application. See Telephone and Online Privilege. You may send a written request authorized by all required Contract Owners to Vanguard Annuity & Insurance Services. Withdrawals are not currently permitted to be requested online.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. (See the Minimum Balance Requirements section below for additional information.) Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be for at least $250; a Systematic Withdrawal may be established via electronic fund transfer for at least $50. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

You may elect this option by completing a Variable Annuity Automatic Transfer Form.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified on the Variable Annuity Automatic Transfer Form.

You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes you make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The required minimum balance in any Subaccount is $1,000. If an exchange or withdrawal (but not solely negative investment performance) would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. Federal tax law may impose restrictions on our right to terminate certain qualified contracts.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your telephone or written request except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

T A X A T I O N   O F

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide the Company with a telephone or written request not to have federal income taxes withheld when you request a full, partial or systematic withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

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Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider that can be selected by the Owner at the time of purchase. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving Due Proof of Death (See Abandoned or Unclaimed Property).

For contract owners who purchased the contract on or after October 19, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.20% (to be assessed 0.05% per quarter). With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any (see Adjusted Partial Withdrawal).

For contract owners who purchased the contract between October 30, 2010 and October 18, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

For contract owners who purchased the contract prior to October 30, 2010:

1) Return of Premium Death Benefit Rider—This option was only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option was only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed.

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

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•	the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit rider in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit upon the death of the annuitant. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

A   W O R D   A B O U T

Adjusted Partial Withdrawal

When a Partial Withdrawal is taken from a Contract with the Death Benefit Rider, the Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal.

The formula for the adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1) is the amount of the partial withdrawal

(2) is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3) is the accumulated value immediately prior to the partial withdrawal.

Appendix B contains a more detailed description of the Adjusted Partial Withdrawal and provides examples of how it is calculated.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. For contracts with multiple beneficiaries, we will process the first beneficiary to provide us with due proof of their share of the death proceeds. We will not process any remaining beneficiary their share until we receive all Company forms in good order from that beneficiary. Each Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options.

If the Beneficiary is the surviving spouse, he or she may receive the Death Benefit; elect any available Annuity Payment Option; or continue the Contract at the Accumulated Value as the new Contract Owner and Annuitant and name a new Beneficiary.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

D E F I N I T I O N

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•       A certified death certificate showing the manner of death

•       A certified decree of a court of competent jurisdiction as to the finding of death

•       A written notarized statement by a medical doctor who attended the deceased

•       Any other proof satisfactory to the Company

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A WORD ABOUT

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase. The Owner’s Designated Beneficiary may be added or changed only in writing.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•	If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner who is not the Annuitant does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. In certain instances an Owner’s Designated Beneficiary may be permitted to elect a “stretch” withdrawal option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” withdrawal option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit under the distribution options described in this paragraph.

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Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

•	In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method a set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation §1.401(a)(9)-9, A-1.

Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Additional Features

GLWB Rider

You may elect the following optional rider under the Contract that offers a guaranteed lifetime withdrawal benefit. This rider is available during the accumulation phase, and the benefit under the rider only applies to Accumulated Value invested in certain designated investments. The tax rules for qualified contracts may limit the value of this rider. You should consult with a qualified tax professional before electing the GLWB Rider for a qualified Contract. Please Note: This Rider may not be issued or added to Inherited IRA (sometime also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a “stretch” withdrawal option. You can elect to add this rider after your Contract has been issued (the spouse may elect the rider upon spousal continuation of the Contract). Your rider will take effect on the Contract’s next “quarterversary”. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.

GLWB Rider–Base Benefit

Under this rider, you can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your Accumulated Value and later, if necessary, as payments from the Company), starting with the rider year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is age 59 are excess withdrawals. If the joint life option is elected, then for all purposes under the rider, age is determined by the age of the younger of the annuitant and the annuitant’s spouse. A penalty tax may be assessed on amounts withdrawn from the contract before the owner reaches age 59  1⁄2.

Please note:

•	You will begin paying the rider fee as of the date the rider takes effect (“rider date”), even if you do not begin taking withdrawals for many years, or ever. (The rider fee may change over time. Any change in the rider fee will apply to new premium payments and transfers to the designated investments.) The Company will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•	This rider has been designed for you to take withdrawals from the designated investments each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals from the designated investments in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the benefit provided by the rider.

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•	The longer you wait to start making withdrawals under the rider, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be (within limits) and the more opportunities you will have to lock in a higher total withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the contract.

•	Only Accumulated Value allocated to a limited number of specified funds (see Designated Investments) will be covered by this rider. You should determine whether these limitations are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals from the designated investments in any rider year that are in excess of the maximum annual withdrawal amount are excess withdrawals. Any withdrawals before age 59 are excess withdrawals.

•	An excess withdrawal may reduce the maximum annual withdrawal amount and the total withdrawal base on greater than a dollar-for-dollar basis.

•	Transfers (exchanges) from designated investments to non-designated investments are considered withdrawals under the rider.

•	Upon the death of the annuitant, this rider terminates and there are no more additional guaranteed withdrawals. If the rider joint life option is elected, however, then this rider terminates and there are no further guaranteed withdrawals upon the death of the surviving spouse. Under the joint life option, the benefit applies only to the person who is the annuitant’s spouse on the rider date; this benefit does not apply to a person who becomes the annuitant’s spouse after the rider date. Under both the single life and joint life options available under this rider, the rider will terminate on the death of the owner if the owner is not an annuitant.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Accumulated Value;

•	reduce your death benefit and other benefits; and

•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. You can withdraw from the designated investments up to the maximum annual withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. (See Total Withdrawal Base Adjustments.)

The maximum annual withdrawal amount is zero if the annuitant (or youngest annuitant for a joint life rider) is not 59 years old on the rider date and remains zero until the first day of the rider year after the youngest annuitant’s 59th birthday. If the youngest annuitant is at least 59 years old on the rider date, then the maximum annual withdrawal amount is equal to the total withdrawal base multiplied by the withdrawal percentage.

For qualified contracts: The maximum annual withdrawal amount is equal to the greater of:

(1)	the maximum annual withdrawal amount described above; or

(2)	after the first rider anniversary, an amount equal to a required minimum distribution amount attributable to the Accumulated Value in the designated investments using the annuitant’s age. The required minimum distribution may be used only if all of the following are true:

•	the Contract to which the rider is attached is a tax-qualified contract for which IRS required minimum distributions are required,

•	the required minimum distributions do not start before the annuitant’s attained age 70 1/2,

•	the required minimum distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

•	the required minimum distributions are based on the age of the living annuitant (or the annuitant’s spouse, if the joint life option is elected and the annuitant is deceased). The required minimum distributions cannot be based on the age of someone who is deceased,

•	the required minimum distributions are based only on the contract to which this rider is attached, and

•	the required minimum distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then (2) above is equal to zero and the required minimum distribution is not available as a maximum annual withdrawal amount. An amount in addition to the amount described in (2) above may need to be taken to satisfy required minimum distributions if your required minimum distribution is calculated differently. Please consult with your tax advisor before electing this rider for a qualified contract. Such additional withdrawal amount will be considered an excess withdrawal (as described under “Total Withdrawal Base Adjustments”, below).

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Once your Accumulated Value in the designated investments reaches zero, you will be eligible to receive benefit payments. Furthermore, any subsequent premium payments or transfers to the designated investments will not be considered for purposes of GLWB rider benefits. To receive withdrawals guaranteed by this rider after the Accumulated Value of your designated investments reaches zero (i.e., benefit payments), you must select the frequency of benefit payments. Once selected, the amount and frequency of benefit payments after your Accumulated Value reaches zero cannot be changed. Benefit payments after the Accumulated Value reaches zero are subject to the Company’s claims paying ability.

Please note:

•	If the rider is added before the youngest annuitant’s 59th birthday, then you will be charged a rider fee even though the maximum annual withdrawal amount is zero until the beginning of the rider year after the youngest annuitant’s 59th birthday.

•	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the full maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

Withdrawal Percentage for contract owners who purchased the GLWB Rider on or after May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-69	5.0%	4.5%
70-79	5.0%	4.5%
80+	6.0%	5.5%

Withdrawal Percentage for contract owners who purchased the GLWB Rider prior to May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.5%	4.0%
65-69	5.0%	4.5%
70-79	5.5%	5.0%
80+	6.5%	6.0%

Please note:

Once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. A total withdrawal base is used to calculate the maximum annual withdrawal amount and rider fee. The total withdrawal base on the rider date is the Accumulated Value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or most recent rider anniversary, plus

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subsequent premium payments allocated to (and transfers from non-designated investments into) designated investments (up to a maximum of $2.5 million in total premium payments and transfers into designated investments), less subsequent total withdrawal base adjustments. On each rider anniversary, the total withdrawal base will be set to the greater of:

•	the current total withdrawal base; or

•	the accumulated value in the designated investments on the rider anniversary.

Please note:

•	The total withdrawal base is determined solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not an Accumulated Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Accumulated Value.

•	Because the total withdrawal base is generally equal to the Accumulated Value in the designated investments on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Accumulated Value in the designated investments decreases before you elect the rider.

Total Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the maximum annual withdrawal amount from one or more designated investments in any rider year will not reduce the total withdrawal base. Cumulative gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) from one or more designated investments in any rider year, and transfers from a designated investment to a non-designated investment, will reduce the total withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (that is in proportion to the reduction in the Accumulated Value in the designated investments), possibly to zero. Total withdrawal base adjustments occur immediately following excess withdrawals. See Appendix C—Vanguard GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount (i.e., by more than the amount withdrawn). Excess withdrawals may eliminate the benefit provided by this rider. The effect of an excess withdrawal is amplified if the Accumulated Value in the designated investments is less than the total withdrawal base.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 into the designated investments when you are 56 years old. Further assume that you do not make any additional withdrawals or premium payments, no step-ups occurred, but that after ten years your Accumulated Value in the designated investments has declined to $90,000 solely because of negative investment performance. You could withdraw from the designated investments up to $5,000, which is the applicable current withdrawal percentage of 5% multiplied by the total withdrawal base of $100,000, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, that you do not withdraw more than the maximum annual withdrawal amount from the designated investments in any one year and your total withdrawal base doesn’t increase in the future).

Of course, you can always withdraw, at your discretion, an amount up to your Accumulated Value pursuant to your rights under the contract.

Example continued. Assume the same facts as above, but you withdraw $7,000 when you are 66 years old. That excess withdrawal will reduce your total withdrawal base and, consequently, reduce your future maximum annual withdrawal amount from $5,000 to $4,882.35.

See Appendix C—GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail.

Designated Investments. The rider benefit applies ONLY to Accumulated Value in the following designated investments:

•	the Conservative Allocation Portfolio

•	the Moderate Allocation Portfolio

•	the Balanced Portfolio

Please note:

•	You may transfer (exchange) amounts among the designated and non-designated investments (subject to the terms and conditions of the Contract and this rider). Transfers from designated to non-designated investments are considered withdrawals for purposes of this rider. We reserve the right to restrict new premium payments and transfers into the designated investments.

•	A designated investment may be un-designated at any time. If a designated investment is un-designated, then a Contract owner will be given the option to reallocate the value in the un-designated investment to a designated investment. Any amount not so reallocated will be treated as a withdrawal under this rider.

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•	The rider benefit only applies to the Accumulated Value in the designated investments. The designated investments are designed to help manage the Company’s risk and support the guarantees under the rider (through, in part, a decrease in equity exposure and volatility) which may lessen the likelihood that the Company might have to make payments.

GLWB Rider–Joint Life Option

If you elect this rider, you can also elect to continue the benefits of the rider until the later of the death of the annuitant or the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the later of the death of the annuitant or, if the annuitant’s spouse continues the contract, the annuitant’s spouse.

Please note that under this option:

•	The annuitant’s spouse (i.e., a married man or woman as of the rider date) must be the joint annuitant.

•	In the case of spousal joint owners, upon the death of the first annuitant, the surviving spouse may elect to continue the contract and rider. The rider continues until the death of the surviving spouse.

•	If, at the time of the annuitant’s death, the spouse cannot continue to keep the contract in effect under the tax code (e.g. because of a change in marital status), then the rider will terminate and no additional withdrawals under the rider are permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse.

GLWB Rider Fee

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. The currently deducted rider fee corresponds to an annual rate of the current rider fee of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base for contract owners who purchase the rider on or after May 1, 2013. Rider fees are deducted from each designated investment in proportion to the amount of Accumulated Value in each designated investment and do not impact your maximum annual withdrawal amount.

The rider fee percentage applicable to your rider will not change unless an additional premium payment is allocated to (or a transfer is made into) the designated investments and the rider fee percentage has changed since your rider was issued. Only the proportional increase in the total withdrawal base attributable to such additional premiums (or transfers) will be subject to the new rider fee percentage. Thereafter, the rider fee percentage will be adjusted to reflect the weighted average of the rider fee percentage and the rider fee percentage associated with any additional premium payments allocated to (and/or transfers into) the designated investments.

The adjusted (or “blended”) rider fee percentage will equal the sum of A and B, with the result divided by C, where:

A = the current total withdrawal base before the premium addition multiplied by your rider’s rider fee percentage;

B = the amount of additional premium paid multiplied by the rider fee percentage for new premium additions; and

C = the total withdrawal base after adding the additional premium.

Example. Assume that you elect the joint life option under the rider and you make an initial premium payment of $100,000 on July 1. The rider fee on the initial premium is 1.20% of the total withdrawal base. Further assume that on October 1 of that same year, (i) the total withdrawal base (after step-ups) equals $150,000, (ii) you make an additional premium payment of $60,000, and (iii) the rider fee percentage on the additional premium is 1.30%. A new blended rider fee is calculated when the additional premium is paid. Your blended rider fee is 1.23% = [(150,000 x 1.20%) + (60,000 x 1.30%)] divided by (150,000 + 60,000). See Appendix D—GLWB Rider—Blended Rider Fee.

Please Note:

Because the rider fee is a percentage of your total withdrawal base on each rider quarter, the rider fee can be substantially more than that (same) percentage of your Accumulated Value in the designated investments if your total withdrawal base is higher than your Accumulated Value in the designated investments.

GLWB Rider Issue Requirements

The Company will issue the GLWB Rider if:

•	the annuitant is not yet age 91 (or younger if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is the joint annuitant, and has not attained age 91 (or younger if required by state law).

•	prior company approval is required prior to issuance of the GLWB Rider, if, upon election, the accumulated value in the GLWB designated portfolios is greater than $2.5M, or an exchange is requested that would increase the value in the Designated Portfolios to greater than $2.5M.

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Termination

The GLWB Rider will terminate upon the earliest of the following:

•	the beginning of the next rider quarter (i.e., each three-month period following the rider date) following the date Vanguard Annuity and Insurance Services receives written notice from you requesting termination of the GLWB Rider;

•	the death of the annuitant (or the death of the annuitant’s spouse, if the joint life option was elected and that spouse continued the contract as the surviving spouse);

•	the death of the owner if the owner is not an annuitant;

•	assignment of your contract;

•	a change in the owner of the contract without the Company’s approval;

•	a change to an annuitant (other than death); or

•	termination of your Contract.

Please note:

•	You must begin to receive guaranteed lifetime withdrawal benefit payments from your designated investments no later than the latest Income Date. If you do not elect to receive guaranteed lifetime withdrawal benefit payments from your designated investments before the latest Income Date, we will begin making monthly payments to you, based on your maximum annual withdrawal amount.

•	If this rider is terminated at your request, then you can elect any available guaranteed lifetime withdrawal benefit rider one year following that termination date.

The GLWB Rider may vary for certain contracts, may not be available for all contracts, and may not be available in all states. This disclosure explains the material features of the GLWB Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Ot her Information

Transamerica Premier Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your Accumulated Value, but also on our ability to meet the guarantees under your Contract.

Assets in the Separate Account. You assume all of the investment risk for your Accumulated Value that is allocated to the Subaccounts of the Separate Account. Your Accumulated Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a Contract that exceed Accumulated value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

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Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Accumulated Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Contract owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Contract owners, are available on our website (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratinings.com).

Separate Account VA DD

Established by the Company on July 16, 1990, the Separate Account operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date.

Withdrawals are currently permitted during the Free Look Period.

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Administrative Services

Vanguard, Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815, serves as Third Party Administrator of the contracts under an Administrative Services agreement with the Company.

Distributor of the Contracts

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard $670,002.15 in 2016 to assist with marketing expenses.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance contracts, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of Contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Accumulated Values.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

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The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Regulatory Modifications to Policy

We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state and federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Certain Offers

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When we makes an offer, we may vary the offer amount, up or down, among the same group of Contract owners based on certain criteria such as cash value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Contract owners in the same group.

If you accept an offer an offer that requires to terminate a guaranteed benefit and you retain your Contract, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

We will notify you of the terms of any such offer.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Report of Independent Registered Public Accounting Firm on them) are contained in the Statement of Additional Information.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account or on our ability to meet our obligations under the policy.

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The company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents

The Contract

Computation of Variable Annuity

Income Payments

Exchanges

Joint Annuitant

General Matters

Non-Participating

Misstatement of Age or Sex

Assignment

Annuity Data

Annual Report

Incontestability

Ownership

Distribution of the Contract

Performance Information

Subaccount Inception Dates

Money Market Subaccount Yields

30-Day Yield for Non-Money

Market Subaccounts

Standardized Average Annual

Total Return

Additional Performance

Measures

Non-Standardized Cumulative

Total Return and Non-Standardized

Average Annual Total Return

Safekeeping of Account

Assets

Conflicts of Interest with

Other Separate Accounts

State Regulation of the

Company

Records and Reports

Independent Registered

Public Accounting Firm

Other Information

Financial Statements

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Appendix A

CONDENSED FINANCIAL INFORMATION

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

For the period January 1, 2008 through December 31, 2016

	Money Market	Short-Term Investment- Grade	Total Bond Market Index	High Yield Bond	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Balanced	Equity Income
Accumulation unit value as of:
12/31/2007	1.861	14.788	27.332	18.562	—	—	51.906	42.856
12/31/2008	1.907	14.235	28.676	14.445	—	—	40.070	29.519
12/31/2009	1.913	16.160	30.290	19.997	—	—	49.101	34.368
12/31/2010	1.912	16.953	32.164	22.352	—	—	54.350	39.309
12/31/2011	1.910	17.244	34.523	23.831	20.428	20.458	56.195	43.216
12/31/2012	1.907	17.953	35.807	27.158	22.252	22.812	63.068	48.863
12/31/2013	1.903	18.093	34.884	28.255	24.198	26.160	75.386	63.358
12/31/2014	1.900	18.357	36.831	29.413	25.795	27.916	82.562	70.378
12/31/2015	1.897	18.509	36.846	28.865	25.771	27.789	82.397	70.770
12/31/2016	1.900	18.957	37.647	32.049	27.242	29.799	91.206	81.198
Number of units outstanding as of:
12/31/2007	683,712	26,268	30,255	10,584	—	—	24,553	11,959
12/31/2008	831,929	24,900	32,884	10,232	—	—	22,394	10,790
12/31/2009	498,421	42,643	38,239	12,524	—	—	21,802	9,719
12/31/2010	436,382	43,576	39,006	12,248	—	—	21,303	9,863
12/31/2011	417,731	46,613	41,027	12,431	485	566	21,103	10,528
12/31/2012	369,252	47,221	41,255	14,562	2,503	2,511	21,730	10,825
12/31/2013	421,164	47,236	34,896	11,553	3,773	4,567	22,247	10,993
12/31/2014	385,038	50,166	36,537	11,182	5,566	6,400	22,404	10,580
12/31/2015	411,300	49,619	37,608	10,541	7,036	8,382	21,966	9,723
12/31/2016	453,201	50,234	38,623	10,629	7,767	8,924	21,541	10,034
(Units are shown in thousands)

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For the period January 1, 2008 through December 31, 2016

	Diversified Value	Total Stock Mkt. Index	Equity Index	Mid-Cap Index	Growth	Capital Growth	Small Company Growth	International	REIT Index
Accumulation unit value as of:
12/31/2007	19.309	18.008	50.057	26.980	23.717	20.018	33.920	34.596	30.962
12/31/2008	12.293	11.260	31.475	15.651	14.728	13.898	20.470	19.000	19.372
12/31/2009	15.557	14.399	39.681	21.905	19.831	18.610	28.447	27.049	24.944
12/31/2010	16.959	16.814	45.465	27.382	22.109	20.982	37.379	31.209	31.897
12/31/2011	17.572	16.904	46.207	26.745	21.860	20.725	37.776	26.905	34.486
12/31/2012	20.411	19.606	53.377	30.884	25.812	23.862	43.183	32.228	40.388
12/31/2013	26.333	26.054	70.347	41.549	34.818	32.947	63.098	39.607	41.209
12/31/2014	28.837	29.171	79.614	47.059	39.502	38.904	65.038	37.099	53.459
12/31/2015	28.047	29.194	80.387	46.248	42.529	39.808	63.064	36.707	54.488
12/31/2016	31.592	32.764	89.621	51.240	41.947	43.997	72.274	37.287	58.870
Number of units outstanding as of:
12/31/2007	26,678	24,088	20,889	19,766	12,987	12,579	14,563	31,499	8,237
12/31/2008	22,252	26,354	19,810	17,685	11,818	13,538	38,239	26,146	8,724
12/31/2009	19,097	28,395	18,808	17,537	11,296	13,147	13,015	27,594	8,715
12/31/2010	17,989	30,630	17,644	17,756	10,275	12,206	13,139	26,087	9,300
12/31/2011	16,546	29,461	16,520	16,327	9,474	12,337	12,001	23,770	9,499
12/31/2012	15,928	29,376	15,680	14,810	10,074	10,151	10,804	21,903	10,174
12/31/2013	16,080	30,263	15,175	15,100	9,573	12,382	11,131	22,565	9,374
12/31/2014	15,681	30,397	15,068	14,571	9,040	13,605	9,915	21,829	9,997
12/31/2015	14,236	31,711	14,730	14,363	9,270	14,276	9,692	23,100	9,396
12/31/2016	13,500	31,603	14,518	13,718	7,895	13,853	9,466	22,481	9,184
(Units are shown in thousands)

*	Date of commencement of operations for the Total Bond Market Index and Equity Index Subaccounts was April 29, 1991, for the Money Market Subaccount was May 2, 1991, for the Balanced Subaccount was May 23, 1991, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003, and for the Conservative Allocation and Moderate Allocation Subaccounts was October 19, 2011.

42

Appendix B

DEATH BENEFIT

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your guaranteed minimum death benefit and the accumulated value. The adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal

(2)	is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3)	is the accumulated value immediately prior to the partial withdrawal.

The following examples describe the effect of a partial surrender on the death benefit and the accumulated value.

Example 1 (Assumed Facts for Example)

Current guaranteed minimum death benefit before withdrawal	$75,000
Current accumulated value before withdrawal	$50,000
Current death proceeds (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,494
Adjusted partial withdrawal = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after withdrawal) = $75,000 – 23,241	$51,759
New accumulated value (after withdrawal) = 50,000 – 15,494	$34,506

Summary:

•	Reduction in guaranteed minimum death benefit = $23,241

•	Reduction in accumulated value = $15,494

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced more than the accumulated value because the guaranteed minimum death benefit was greater than the accumulated value just prior to the withdrawal.

Example 2 (Assumed Facts for Example)

Current guaranteed minimum death benefit before withdrawal	$50,000
Current accumulated value before withdrawal	$75,000
Current death proceeds (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,556
Adjusted partial withdrawal = 15,556 * 50,000 / 75,000	$10,370
New guaranteed minimum death benefit (after withdrawal) = $50,000 – 10,370	$39,630
New accumulated value (after withdrawal) = 75,000 – 15,556	$59,444

Summary:

•	Reduction in guaranteed minimum death benefit = $10,370

•	Reduction in accumulated value = $15,556

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced less than the accumulated value because the guaranteed minimum death benefit was less than the accumulated value just prior to the withdrawal.

43

Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$95,700	$95,650	$100,000
2	18%	$112,639	$112,532	$100,000
3	15%	$129,197	$129,018	$100,000
4	-7%	$119,765	$119,535	$100,000
5	2%	$121,801	$121,508	$100,000
6	10%	$133,616	$133,233	$100,000
7	14%	$151,922	$151,420	$100,000
8	-3%	$146,908	$146,347	$100,000
9	17%	$171,442	$170,714	$100,000
10	6%	$181,214	$180,359	$100,000

*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

44

Appendix C

GLWB RIDER—ADJUSTED PARTIAL WITHDRAWALS

When a withdrawal is taken, the following parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total Withdrawal Base (“TWB”)

2.	Maximum Annual Withdrawal Amount (“MAWA”)

Total Withdrawal Base. Gross partial withdrawals from the designated investments in a rider year up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals from the designated investments in a rider year in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

•	the excess withdrawal amount; and

•	a pro rata amount, the result of (A / B) * C, where:

A)	is the excess withdrawal amount (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the Accumulated Value in the designated investments after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Non-Excess Withdrawal):

Assumptions:

•	Total Withdrawal Base (“TWB”) = $100,000

•	Maximum Annual Withdrawal Amount (“MAWA”) = 5.5% withdrawal percentage would result in $5,500 (5.5% of the then current $100,000 total withdrawal base)

•	Gross partial withdrawal (“GPWD”) = $5,500

•	Excess withdrawal (“EWD”) = None

•	Accumulated Value (“AV”) before GPWD = $100,000

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,500 is withdrawn.

Result: In this example, because no portion of the withdrawal was in excess of $5,500, the total withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

•	TWB = $100,000

•	MAWA = 5.5% withdrawal percentage would result in $5,500 (5.5% of the current $100,000 total withdrawal base)

•	GPWD = $7,000

•	EWD = $1,500 ($7,000—$5,500)

•	AV before GPWD = $90,000

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. Had the withdrawal for this example not been more than $5,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $5,500. However, because an excess withdrawal has been taken, the total withdrawal base is also reduced (this is the amount the 5.5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or a pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (AV - 5.5% withdrawal)) * TWB before any adjustments

2.	($1,500 / ($90,000 - $5,500)) * $100,000 = $1,775.15

Step Three. Which is larger, the actual $1,500 excess withdrawal or the $1,775.15 pro rata amount?

$1,775.15 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,775.15 = $98,224.85

45

Result. The new total withdrawal base is $98,224.85

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5.5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new maximum annual withdrawal amount?

$98,224.85 (the adjusted total withdrawal base) * 5.5% = $5,402.37

Result. Going forward, the maximum you can take out from the designated investments in a year without causing an excess withdrawal and further reduction of the total withdrawal base is $5,402.37 (assuming there are no future automatic step-ups).

Example 3 (Required Minimum Distribution “RMD”):

•	TWB = $100,000

•	MAWA for rider year beginning July 1, 2011 = 5.5% withdrawal would be $5,500 (5.5% of the current $100,000 total withdrawal base).

•	RMD for 2011 = $6,000 (calculated as set forth in the rider)

•	RMD for 2012 = $6,500 (calculated as set forth in the rider)

•	GPWD on February 1, 2012 = $6,500

•	EWD = $500

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount or the required minimum withdrawal calculated pursuant to the terms of the rider?

Yes. Because more than $6,000 (the greater of the MAWA ($5,500) or RMD for the tax year on that rider anniversary ($6,000) was withdrawn, there is an excess withdrawal of $500 (6,500—6,000 = 500). Please note, even though the withdrawal occurred in 2012, the RMD for 2012 does not become part of the MAWA calculation until July 1, 2012 (the rider anniversary during that tax year).

Result: Because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. See Example 2 (Excess Withdrawal) for an example of how the new total withdrawal base and new maximum annual withdrawal amount are calculated.

46

Appendix D

GLWB RIDER—BLENDED RIDER FEE

Assumptions:

•	Policy Issue Date = 12/15/2012

•	Initial Premium = $100,000

•	Initial Premium allocated to designated funds = Total Withdrawal Base (TWB) = $50,000

•	GLWB Rider Fee at issue = 0.95%

•	Rider Fee Change 5/1/2013 = 1.20%

•	Premium Addition allocated to designated funds 2/1/2014 = $9,951.27

Result: In this example, your blended rider fee on 2/1/2014 is .99%. The calculation is

[($50,000 x 0.95%) + ($9.951.27 x 1.20%)] divided by ($50,000 + $9,951.27).

Then, assume:

•	Fund transfer from a non-designated fund 8/1/2014 = $5,000

•	TWB before fund transfer = $59,951.27

Result. Your blended rider fee on 8/1/2014 is 1.01% based on this fund transfer. The calculation is [($59,951.27 x 0.99%) + ($5,000 x 1.20%)] divided by ($59,951.27 + $5,000).

Lastly, assume:

•	Rider Fee Change 5/1/2015 = 1.30%

•	Premium Addition allocated to designated funds 7/1/2015 = $5,000

•	TWB before Premium Addition = $64,951.27

Result. Your blended rider fee on 7/1/2015 is 1.03%. The calculation is [($64,951.27 x 1.01%) + ($5,000 x 1.30%)] divided by ($64,951.27+ $5,000).

47

Transamerica Premier Life Insurance Company

SEPARATE ACCOUNT VA DD

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(AN IOWA STOCK COMPANY)

ADMINISTRATIVE OFFICES

4333 EDGEWOOD ROAD NE

CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Transamerica Premier Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2017 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2017

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the date your Annuity Payment amount is calculated. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the date the Annuity Payment is calculated.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%;

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and

(d)	a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

The Annuity Tables contained in the NA100A Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

The Annuity Tables contained in the VVAP U 1001 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010. Unisex factors assume a 70% female, 30% male mix.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling Vanguard Annuity and Insurance Services, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. Each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Application or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Application. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard $670,002.15 in 2016 to assist with marketing expenses.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount; and , and October 19, 2011 for the Conservative Allocation Subaccount and the Moderate Allocation Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount commenced investment operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2016, was 0.70%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)6 -1]

c x d

Where:

[a] equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b] equals the expenses accrued for the period (net of reimbursements)

[c] equals the average daily number of Units outstanding during the period

[d] equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2016, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Investment-Grade Subaccount	2.01%
Total Bond Market Index Subaccount	2.33%
High Yield Bond Subaccount	4.95%
Conservative Allocation Subaccount	2.26%
Moderate Allocation Subaccount	2.26%
Balanced Subaccount	2.38%
Equity Income Subaccount	2.71%
Diversified Value Subaccount	2.47%
Total Stock Market Index Subaccount	1.99%
Mid-Cap Index Subaccount	1.38%
Equity Index Subaccount	1.95%
Growth Subaccount	0.62%
Capital Growth Subaccount	1.33%
Small Company Growth Subaccount	0.21%
International Subaccount	—
REIT Index Subaccount	3.73%*

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

STATE REGULATION OF THE COMPANY

The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA DD as of December 31, 2016 and for the years ended December 31, 2016 and 2015, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,

One North Wacker Drive

Chicago, IL 60606

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2016, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of Transamerica Premier Life Insurance Company as of December 31, 2015 and 2016 and for each of the three years in the period ended December 31, 2016, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Transamerica Premier Life Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Premier Life Insurance Company

Years Ended December 31, 2016, 2015 and 2014

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2016, 2015 and 2014

INTERNAL

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company (the “Company”), which comprise the statutory balance sheet as of December 31, 2016 and 2015, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2016, 2015, and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015 or the results of its operations or its cash flows for the years ended December 31, 2016, 2015, and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories – Statutory Basis and Summary Investment Schedule – Statutory Basis (collectively, the “supplemental schedules”) of the Company as of December 31, 2016 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ Pricewaterhouse Coopers, LLP

Chicago, Illinois

April 24, 2017

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,208,373	$883,173
Bonds	13,230,216	14,471,372
Preferred stocks	10,449	6,428
Common stocks:
Affiliated entities (cost: 2016 – $56,261; 2015 – $58,942)	40,104	61,610
Unaffiliated entities (cost: 2016 – $73,118; 2015 – $26,652)	111,964	50,528
Mortgage loans on real estate	1,598,685	1,687,756
Real estate, at cost less accumulated depreciation (2016 – $17,462; 2015 – $43,305):
Home office properties	24,782	25,799
Investment properties	194,408	191,248
Properties held for sale	7,498	10,264
Policy loans	926,400	925,179
Securities lending reinvested collateral assets	425,875	354,051
Derivatives	33,358	42,568
Other invested assets	650,134	649,193

Total cash and invested assets	$18,462,244	$19,359,169
Accrued investment income	$176,993	$185,526
Cash surrender value of life insurance policies	165,912	162,440
Premiums deferred and uncollected	187,663	194,807
Current federal income tax recoverable	5,918	16,936
Net deferred income tax asset	315,217	337,506
Reinsurance receivable	12,160	18,278
Other assets	52,419	54,905
Separate account assets	22,102,315	21,319,849

Total admitted assets	$41,480,842	$41,649,416

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31	December 31
	2016	2015
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$8,422,870	$7,924,978
Annuity	3,344,133	3,363,955
Accident and health	1,043,778	977,785
Policy and contract claim reserves:
Life	115,137	136,059
Accident and health	128,651	130,605
Liability for deposit-type contracts	1,063,250	639,671
Other policyholders’ funds	10,351	14,950
Funds held under reinsurance treaties	628,416	4,020,771
Commissions to agents due or accrued	62,387	49,414
Transfers from separate accounts due or accrued	(75,107)	(105,612)
Unearned investment income	16,339	14,668
Remittances and items not allocated	13,631	49,061
Asset valuation reserve	225,467	270,586
Interest maintenance reserve	278,692	283,137
Derivatives	53,051	22,768
Payable for derivative cash collateral	335,230	309,456
Payable for securities	90,247	3,298
Payable for securities lending	425,875	354,051
Borrowed money	1,346,634	161,834
Payable to parent, subsidiaries and affiliates	64,869	83,509
Other liabilities	106,949	116,645
Separate account liabilities	22,102,315	21,319,849

Total liabilities	39,803,165	40,141,438
Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	710,132	710,379
Special Surplus Funds	2,105	2,158
Unassigned surplus	795,303	625,304

Total capital and surplus	1,677,677	1,507,978

Total liabilities and capital and surplus	$41,480,842	$41,649,416

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,328,402	$1,217,027	$998,356
Annuity	764,576	778,135	755,165
Accident and health	1,182,595	1,123,016	4,583,806
Net investment income	884,585	840,834	825,970
Amortization of interest maintenance reserve	25,293	24,668	24,763
Commissions and expense allowances on reinsurance ceded	158,779	162,538	46,416
Income from fees associated with investment management, administration and contract guarantees for separate accounts	303,084	318,664	329,455
Reserve adjustment on reinsurance ceded	(180,319)	(397,377)	(272,265)
Consideration on reinsurance transaction	133,475	329	54,150
Other income	29,766	53,238	45,989

	4,630,236	4,121,072	7,391,805
Benefits and expenses:
Benefits paid or provided for:
Life	301,455	284,437	294,262
Accident and health	813,565	732,800	307,628
Annuity benefits	376,323	344,697	327,261
Surrender benefits	1,001,765	1,110,799	1,233,336
Other benefits	86,728	75,448	96,032
Increase (decrease) in aggregate reserves for policies and contracts:
Life	497,892	357,155	217,907
Annuity	(14,166)	(296,314)	(166,726)
Accident and health	65,993	90,920	(68,891)

	3,129,555	2,699,942	2,240,810
Insurance expenses:
Commissions	858,430	828,793	467,288
General insurance expenses	318,938	332,879	297,889
Taxes, licenses and fees	60,229	54,384	59,097
Net transfers from separate accounts	(214,499)	(228,324)	(296,321)
Reinsurance transaction – modco reserve adjustment on reinsurance assumed	9,233	13,925	3,914,522
IMR adjustment due to reinsurance	(55,837)	–	–
Funds withheld ceded investment income	149,017	155,888	150,424
Other expenses	9,456	57,343	25,632

	1,134,968	1,214,888	4,618,531

Total benefits and expenses	4,264,522	3,914,830	6,859,341

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Dividends to policyholders	$1,088	$1,134	$1,255

Gain from operations before federal income tax (benefit) expense and net realized capital (losses) gains on investments	364,625	205,108	531,209
Federal income tax (benefit) expense	14,355	(29,748)	196,140

Gain from operations before net realized capital (losses) gains on investments	350,270	234,856	335,069
Net realized capital (losses) gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(11,391)	(21,032)	15,662

Net income	$338,879	$213,824	$350,731

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus —Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2014	$7,364	$2,773	$160,000	$—	$909,326	$297,209	$1,376,672
Net Income (loss)	—	—	—	—	—	350,731	350,731
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(83,256)	(83,256)
Change in net deferred income tax asset	—	—	—	—	—	(23,947)	(23,947)
Change in nonadmitted assets	—	—	—	—	—	(58,865)	(58,865)
Change in reserve on account of change in valuation basis	—	—	—	—	—	428	428
Change in asset valuation reserve	—	—	—	—	—	13,841	13,841
Change in surplus as a result of reinsurance	—	—	—	—	—	267,941	267,941
Dividends to stockholders	—	—	—	—	—	(50,000)	(50,000)
Other changes, net	—	—	—	2,573	719	(22,132)	(18,840)

Balance at December 31, 2014	$7,364	$2,773	$160,000	$2,573	$910,045	$691,950	$1,774,705
Net income (loss)	—	—	—	—	—	213,824	213,824
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(12,492)	(12,492)
Change in net deferred income tax asset	—	—	—	—	—	121,924	121,924
Change in nonadmitted assets	—	—	—	—	—	(70,668)	(70,668)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(228,062)	(228,062)
Change in asset valuation reserve	—	—	—	—	—	(12,997)	(12,997)
Change in surplus as a result of reinsurance	—	—	—	—	—	(98,071)	(98,071)
Cumulative effect of change in accounting principles	—	—	—	—	—	30,444	30,444
Return of capital	—	—	—	—	(200,000)	—	(200,000)
Other changes, net	—	—	—	(415)	334	(10,548)	(10,629)

Balance at December 31, 2015	$7,364	$2,773	$160,000	$2,158	$710,379	$625,304	$1,507,978

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2016	$7,364	$2,773	$160,000	$2,158	$710,379	$625,304	$1,507,978
Net income (loss)	—	—	—	—	—	338,879	$338,879
Change in net unrealized capital gains/losses,net of tax	—	—	—	—	—	(16,737)	$(16,737)
Change in net deferred income tax asset	—	—	—	—	—	(42,535)	$(42,535)
Change in other nonadmitted assets	—	—	—	—	—	46,683	$46,683
Change in asset valuation reserve	—	—	—	—	—	45,119	$45,119
Change in surplus as a result of reinsurance	—	—	—	—	—	(73,924)	$(73,924)
Dividend to Stockholders	—	—	—	—	—	(125,000)	$(125,000)
Other changes, net	—	—	—	(53)	(248)	(2,485)	$(2,785)

Balance at December 31, 2016	$7,364	$2,773	$160,000	$2,105	$710,131	$795,304	$1,677,677

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	$3,044,424	$3,130,025	$6,330,343
Net investment income	887,716	882,391	869,754
Miscellaneous income	365,830	257,013	244,597
Benefit and loss related payments	(2,603,139)	(2,600,351)	(2,291,355)
Net transfers from separate accounts	245,004	274,415	360,633
Commissions, expenses paid, and other deductions	(1,410,231)	(1,462,818)	(4,660,707)
Dividends paid to policyholders	(1,178)	(1,233)	(1,316)
Federal income taxes (paid) received	(12,516)	(132,592)	(83,769)

Net cash provided by operating activities	515,910	346,850	768,180
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,676,294	3,804,173	1,992,267
Stocks	6,453	53,689	3,662
Mortgage loans	209,326	586,271	206,081
Real estate and properties held for sale	7,206	1,804	4,082
Other invested assets	152,116	292,198	123,279
Securities lending reinvested collateral assets	—	—	114,129
Derivatives	217	—	37,103
Miscellaneous proceeds	97,866	8,614	165,730

Total investment proceeds	3,149,478	4,746,749	2,646,333
Costs of investments acquired:
Bonds	(3,699,101)	(4,025,603)	(2,468,084)
Stocks	(54,630)	(887)	(31,395)
Mortgage loans	(353,355)	(377,635)	(339,734)
Real estate and properties held for sale	(13,146)	(2,332)	(7,116)
Other invested assets	(192,886)	(260,265)	(179,832)
Derivatives	—	(43,878)	—
Securities lending reinvested collateral assets	(71,824)	(57,705)	—
Miscellaneous applications	(1,062)	(84,014)	(173,295)

Total cost of investments acquired	(4,386,004)	(4,852,319)	(3,199,456)
Net increase in policy loans	(1,221)	(2,210)	(9,620)

Net cost of investments acquired	(4,387,225)	(4,854,529)	(3,209,076)

Net cash provided by (used in) investing activities	(1,237,747)	(107,781)	(562,743)

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(171,072)	$(44,010)	$(1,007,531)
Change in:
Reinsurance on deposit-type contracts and other insurance liabilities	113,696	(3,437)	995,438
Borrowed funds	1,184,168	(129,114)	210,207
Funds held under reinsurance treaties with unauthorized reinsurers	6,316	(32,215)	(489,686)
Receivable from parent, subsidiaries and affiliates	—	80,661	(3,694)
Payable to parent, subsidiaries and affiliates	(18,640)	82,899	610
Payable for securities lending	71,824	57,705	114,129
Other cash (applied) provided	(14,007)	81,729	(29,494)
Dividends to stockholders	(125,000)	—	(50,000)
Capital contribution received (provided)	(248)	(200,000)	135,000

Net cash used in financing and miscellaneous activities	1,047,037	(105,782)	(125,021)

Net increase (decrease) in cash, cash equivalents and short-term investments	325,200	133,287	80,416
Cash, cash equivalents and short-term investments:
Beginning of year	883,173	749,886	669,470

End of year	$1,208,373	$883,173	$749,886

See accompanying notes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2016

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2014, the Company completed a merger with Western Reserve Life Assurance Co. of Ohio (WRL). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of WRL were carried forward to the merged company. As a result of the merger, WRL’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge WRL into the Company, AEGON USA, LLC (AEGON), the parent of WRL, received one share of common stock of CGC.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nature of Business

The Company sells a full line of insurance products, including individual, credit, group, variable universal life and variable annuity coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 50 states, the District of Columbia, Guam, American Samoa, US Virgin Islands, Northern Mariana Islands, Canada, and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds, including affiliated bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts inforce at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill: Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity’s share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or re-pledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or re-pledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and investment grade issuers, where the Company has concerns, to determine if an OTTI has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $19,501 and $23,102 at December 31, 2016 and 2015, respectively, is net of the reserve of $8,233 and $10,767, respectively. Interest income of $1,261 and $1,526 was recognized for the years ended December 31, 2016 and 2015 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other “admitted assets” are valued principally at cost, as required or permitted by the Iowa Insurance Laws.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2016 and 2015, the Company excluded investment income due and accrued for bonds in default of $89 and $1,088, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) Replications, (C) income generation and (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges,

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in US dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If we are unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received variable contract premiums of $804,093, $900,396 and $888,892 in 2016, 2015 and 2014, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $303,084, $318,664 and $329,455, in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2016
2016	$—	$465,317	$310,609	$154,708
2015 and prior	287,935	347,625	504,911	130,649

	287,935	$812,942	$815,520	285,357

Active life reserve	820,456			887,071

Total accident and health reserves	$1,108,391			$1,172,428

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2015
2015	$—	$433,438	$289,975	$143,463
2014 and prior	216,119	382,623	454,271	144,471

	216,119	$816,061	$744,246	287,934

Active life reserve	553,663			820,456

Total accident and health reserves	$769,782			$1,108,390

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s unpaid claims reserve was increased (decreased) by $347,625 and $382,623 for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 resulted primarily from variances in the estimated frequency of claims and claims severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $5,194 and $5,094, respectively. The Company incurred $2,586 and paid $2,485 of claim adjustment expenses during 2016, of which $1,197 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $6,688 and paid $4,525 of claim adjustment expenses during 2015, of which $2,277 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation:

Management moved 2015 financial statement line items (FSLI) balances into other assets, other invested assets, and other liabilities on the Balance Sheet. 2015 amounts that were moved into the appropriate “other” grouping where insignificant to the financial statements (F/S). For 2015 balances, management moved goodwill into other assets, receivable for securities into other invested assets, and reinsurance in unauthorized reinsurers and deferred derivative gain into other liabilities. In the 2015 audited F/S, commissions to agents due or accrued was reported in other liabilities but in 2016 was reported as its own FSLI as the 2016 balance was material for yearly financial statement comparison purposes.

Management moved 2015 FSLI balances into other income and other expenses on the statement of operations. For 2015 audited balances, management moved income earned on company owned life insurance into other income and experience refunds and change in provision for liquidity guarantees into other expenses.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Management moved 2015 FSLI balances reserve adjustment on reinsurance ceded, consideration on reinsurance transaction, and commission and expense allowances on reinsurance ceded into miscellaneous income on the statement of cash flows.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this guidance will not impact the Company’s financial condition or results of operations.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40R, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40R. The updated guidance mandates that such investments, previously accounted for as equity method investments under SSAP No. 48 and reported on Schedule BA, be converted to SSAP No. 40R Schedule A real estate through recognition of a cumulative effect of a change in accounting principle as if the reporting entity had followed SSAP No. 40R since the acquisition of the property. The Company’s holding of Transamerica Pyramid Properties, LLC (TPP) was scoped into this new requirement and has been classified as property held for the production of income. The cumulative effect of adopting this standard was a $31,508 increase in capital and surplus as a result of the prescribed change in carrying basis of the TPP holding and the corresponding asset valuation reserve and deferred tax impacts. The adoption of this guidance resulted in a $2,000 decrease to admitted deferred tax assets.

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of these revisions did not impact the Company’s financial position or results of operations, as the Company has no FHLB agreements.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company’s ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Accounting Changes and Correction of Errors

Prior year earnings of the Company were overstated $18,767, net of tax, as a result of the recording of insurance agency revenue on the Company. This was corrected in 2016 and is reflected in other changes, net, in the Statements of Changes in Capital and Surplus.

During the first quarter of 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $10,408, net of tax, relating to prior years. This was corrected in 2016 and is reflected in other changes, net, in the Statements of Changes in Capital and Surplus.

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table. This resulted in a decrease to reserves of $3,192 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year. Related to this change were corresponding decreases in the deferred premium asset of $1,034 and the uncollected premium asset of $30. These amounts were credited to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business. A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach. This change resulted in an increase in A&H reserves of $231,254 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2015, the Company discovered an error in the calculation of the modified coinsurance reserve adjustment for an affiliated reinsurance transaction with MLIC Re I. The cumulative impact of the error was an understatement of payables of $9,500. This has been reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2014, the Company discovered that the reserve credit reported under an affiliated reinsurance agreement included risks to be retained by the Company. The impact of this error was an understatement of the reserve liability and overstatement of capital and surplus of $11,828 as of December 31, 2013. This was corrected in 2014 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

The 2015 Annual Statement incorrectly included non-cash activity related to derivative amortization, an amendment to an affiliated reinsurance agreement, and the recently adopted guidance of SSAP No. 40R (See Note 1), Real Estate Investments, in the Cash Flow. The ending balance of cash, cash equivalents and short-term investments did not change as a result of these adjustments.

3. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	—	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	—	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	—	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

			December 31
	2016
	Estimated
	Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,184,092	$1,184,092	$—	$1,184,092	$—
Short-term notes receivable from affiliates	74,100	74,100	—	74,100	—
Bonds	14,424,146	13,230,216	2,055,240	12,054,988	313,918
Preferred stocks, other than affiliates	9,818	10,449	—	2,491	7,327
Common stocks, other than affiliates	111,964	111,964	2	68	111,894
Mortgage loans on real estate	1,612,868	1,598,685	—	—	1,612,868
Other invested assets	118,128	108,433	—	115,229	2,899
Options	15,369	15,369	20	15,349	—
Interest rate swaps	13,767	7,206	—	13,767	—
Currency swaps	13,399	6,880	—	13,399	—
Credit default swaps	1,381	1,139	—	1,381	—
Equity swaps	2,764	2,764	—	2,764	—
Policy loans	926,400	926,400	—	926,400	—
Securities lending reinvested collateral	425,875	425,875	—	425,875	—
Receivable from parent, subsidiaries and affiliates	—	—	—	—	—
Separate account assets	20,813,832	20,813,832	18,770,629	2,043,126	77
Liabilities
Investment contract liabilities	3,482,582	2,390,142	—	46,327	3,436,255
Interest rate swaps	(268,876)	21,383	—	(268,876)	—
Currency swaps	18,240	11,459	—	18,240	—
Credit default swaps	(943)	4,663	—	(943)	—
Equity swaps	15,545	15,545	—	15,545	—
Payable to parent, subsidiaries and affiliates	—	64,869	—	64,869	—
Separate account annuity liabilities	18,772,441	18,772,441	460	18,771,981	—
Surplus notes	186,730	160,000	—	186,730	—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

			December 31
	2015
	Aggregate	Admitted
	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$688,590	$688,590	$—	$688,590	$—
Short-term notes receivable from affiliates	252,700	252,700	—	252,700	—
Bonds	15,257,097	14,471,372	840,435	13,858,694	557,968
Preferred stocks, other than affiliates	5,579	6,428	—	5,443	136
Common stocks, other than affiliates	50,528	50,528	547	56	49,925
Mortgage loans on real estate	1,755,636	1,687,756	—	—	1,755,636
Other invested assets	136,311	124,209	—	127,332	8,979
Options	27,350	27,350	36	27,314	—
Interest rate swaps	10,168	1,794	—	10,168	—
Currency swaps	13,008	6,136	—	13,008	—
Credit default swaps	1,618	1,660	—	1,618	—
Equity swaps	5,628	5,628	—	5,628	—
Policy loans	925,179	925,179	—	925,179	—
Securities lending reinvested collateral	354,051	354,051	—	354,051	—
Separate account assets	20,127,597	20,127,597	18,107,122	2,018,606	1,869
Liabilities
Investment contract liabilities	3,715,884	3,265,942	—	46,307	3,669,577
Equity swaps	5,972	5,972	—	5,972	—
Interest rate swaps	(408,022)	9,552	—	(408,022)	—
Currency swaps	9,748	2,226	—	9,748	—
Credit default swaps	7,963	5,018	—	7,963	—
Payable to parent, subsidiaries and affiliates	83,509	83,509	—	83,509	—
Separate account annuity liabilities	17,942,576	17,942,576	—	17,942,576	—
Surplus notes	179,219	160,000	—	179,219	—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$749	$—	$749
Industrial and miscellaneous	—	1,758	28,650	30,408

Total bonds	—	2,507	28,650	31,157

Preferred stock
Industrial and miscellaneous	—	—	7,326	7,326

Total preferred stock	—	—	7,326	7,326

Common stock
Mutual funds	—	68	—	68
Industrial and miscellaneous	2	—	111,894	111,896

Total common stock	2	68	111,894	111,964

Short-term
Government	—	219,445	—	219,445
Industrial and miscellaneous	—	962,775	—	962,775
Intercompany notes receivable	—	74,100	—	74,100
Sweep accounts	—	1,872	—	1,872

Total short-term	—	1,258,192	—	1,258,192

Securities lending reinvested collateral	—	425,875	—	425,875
Derivative assets	20	25,191	—	25,211
Separate account assets	(1,012,247)	2,043,126	77	1,030,956

Total assets	$(1,012,225)	$3,754,959	$147,947	$2,890,681

Liabilities:
Derivative liabilities	$—	$32,205	$—	$32,205
Separate account liabilities	460	—	—	460

Total liabilities	$460	$32,205	$—	$32,665

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$716	$—	$716
Industrial and miscellaneous	—	5,510	28,112	33,622
Hybrid Securities	—	14,155	—	14,155

Total bonds	—	20,381	28,112	48,493
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Industrial and miscellaneous	547	1	49,925	50,473

Total common stock	547	56	49,925	50,528
Short-term
Government	—	5,494	—	5,494
Industrial and miscellaneous	—	449,315	—	449,315
Mutual funds	—	232,995	—	232,995
Intercompany notes receivable	—	252,700	—	252,700
Sweep accounts	—	786	—	786

Total short-term	—	941,290	—	941,290
Securities lending reinvested collateral	—	354,051	—	354,051
Derivative assets	35	34,547	—	34,582
Separate account assets	18,107,122	2,018,606	9,046	20,134,775

Total assets	$18,107,704	$3,368,931	$87,219	$21,563,855

Liabilities:
Derivative liabilities	$—	$12,194	$—	$12,194
Separate account liabilities	4,448	—	—	4,448

Total liabilities	$4,448	$12,194	$—	$16,642

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Short-term investments are classified as Level 2 and carried at amortized cost or fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

During 2016 and 2015, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2016 and 2015:

	Balance at January 1, 2016	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$168	$—	$167	$(11)	$10
Other	27,944	—	2,580	(834)	8,711
Preferred stock	136	—	—	—	(232)
Common stock	49,925	—	—	—	14,969
Separate account assets	9,046	—	471	(7)	59,148

Total	$87,219	$—	$3,218	$(852)	$82,606

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2016
Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	—	4,591	28,650
Preferred stock	7,422	—	—	—	7,326
Common stock	46,996	—	—	(4)	111,894
Separate account assets	—	—	—	67,639	77

Total	$54,418	$—	$—	$72,226	$147,947

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2015	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$176	$—	$—	$(31)	$23
Other	36,984	9,484	7,097	(3,204)	(5,526)
Preferred stock	136	—	—	—	—
Common stock	41,280	—	—	3,727	23,877
Derivatives	3,241	—	—	—	—
Separate account assets	13,969	—	—	(309)	68

Total	$95,786	$9,484	$7,097	$183	$18,442

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2015
Bonds
RMBS	$—	$—	$—	$—	$168
Other	—	—	—	2,697	27,944
Preferred stock	—	—	—	—	136
Common stock	4	—	—	18,963	49,925
Derivatives	—	—	—	3,241	—
Separate account assets	—	90	—	4,772	9,046

Total	$4	$90	$—	$29,673	$87,219

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2014, subsequently changing to being carried at fair value during 2016 and 2015.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers out for separate account bonds were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third-party vendor inputs which utilize unobservable inputs during 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2016, the Company has several parcels of land that are held for sale. Therefore, these properties are carried at fair value less cost to sell, which amounts to $1,598. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2016.

The Company also had parcels of land that were held for sale as of December 31, 2015. Fair value less cost to sell of these properties was $10,264. No parcels of land had a carrying amount less than its fair value and therefore no parcels of land were carried at fair value as of December 31, 2015.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

4. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$1,844,826	$64,036	$1,303	$78,735	$1,828,824
State, municipal and other government	471,784	36,529	900	7,486	499,927
Hybrid securities	158,787	7,790	12,956	633	152,988
Industrial and miscellaneous	8,702,769	1,176,570	42,404	38,902	9,798,034
Mortgage and other asset-backed securities	2,052,050	126,370	15,135	18,911	2,144,373

	13,230,216	1,411,295	72,698	144,667	14,424,146
Unaffiliated preferred stocks	10,449	108	739	—	9,818

	$13,240,665	$1,411,403	$73,437	$144,667	$14,433,964

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$555,591	$58,059	$1,957	$3,700	$607,993
State, municipal and other government	479,282	48,529	4,993	4,405	518,413
Hybrid securities	441,465	13,629	51,737	4,294	399,063
Industrial and miscellaneous	9,857,896	922,957	138,537	128,037	10,514,279
Mortgage and other asset-backed securities	3,137,138	141,054	44,731	16,112	3,217,349

	14,471,372	1,184,228	241,955	156,548	15,257,097
Unaffiliated preferred stocks	6,428	194	1,043	—	5,579

	$14,477,800	$1,184,422	$242,998	$156,548	$15,262,676

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 148 and 261 securities with a carrying amount of $714,073 and $1,462,358 and an unrealized loss of $73,437 and $242,998 with an average price of 89.7 and 83.4 (fair value/amortized cost). Of this portfolio, 64.2% and 78.1% were investment grade with associated unrealized losses of $40,791 and $155,837, respectively.

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 571 and 781 securities with a carrying amount of $3,287,884 and $4,034,724 and an unrealized loss of $144,667 and $156,548 with an average price of 95.6 and 96.1 (fair value/amortized cost). Of this portfolio, 95.9% and 95.5% were investment grade with associated unrealized losses of $137,389 and $140,337, respectively.

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 4 securities with a cost of $0 and $17 and an unrealized loss of $0 and $3 with an average price of 0 and 81.6 (fair value/cost).

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 4 and 2 securities with a cost of $17 and $0 and an unrealized loss of $3 and $0 with an average price of 81.6 and 63.5 (fair value/cost).

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$8,977	$1,025,289	$1,034,266
State, municipal and other government	7,326	113,985	121,311
Hybrid securities	60,309	21,919	82,228
Industrial and miscellaneous	393,876	1,229,405	1,623,281
Mortgage and other asset-backed securities	168,887	752,620	921,507

	639,375	3,143,218	3,782,593
Unaffiliated preferred stocks	1,261	—	1,261
Unaffiliated common stocks	—	13	13

	$640,636	$3,143,231	$3,783,867

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$18,769	$83,312	$102,081
State, municipal and other government	27,042	97,550	124,592
Hybrid securities	163,428	60,350	223,778
Industrial and miscellaneous	539,928	2,463,136	3,003,064
Mortgage and other asset-backed securities	468,235	1,173,830	1,642,065

	1,217,402	3,878,178	5,095,580
Unaffiliated preferred stocks	1,956	—	1,956
Unaffiliated common stocks	14	—	14

	$1,219,372	$3,878,178	$5,097,550

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$435,979	$440,843
Due after one year through five years	1,859,874	1,968,619
Due after five years through ten years	1,786,902	1,922,936
Due after ten years	7,095,411	7,947,375

	11,178,166	12,279,773
Mortgage and other asset-backed securities	2,052,050	2,144,373

	$13,230,216	$14,424,146

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$4,384	$4,168	$4,386	NO
871928AW7	6,232	29,680	27,315	NO
912810QV3	9,959	8,977	10,281	NO
912810RA8	184,686	213,454	194,230	NO
912810RL4	400,160	407,605	408,801	NO

Total	$605,421	$663,884	$645,013

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5* Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	1	$1,490	$1,543
Loan-backed and structured securities, amortized cost	1	6	6

Total	2	$1,496	$1,549
December 31, 2015
Bonds, amortized cost	1	$7,333	$7,395
Loan-backed and structured securities, amortized cost	2	608	551

Total	3	$7,941	$7,946

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

As of December 31, 2016, the Company’s portfolio had investments in an unrealized loss position which had a fair value of $1,032,970, with a carrying value of $1,113,008, resulting in a gross unrealized loss of $80,038. The Company’s government issued available-for-sale debt securities include US Treasury bonds. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. Fair value changes are driven by interest rate movements.

There were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2016, 2015, or 2014.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2016
1st quarter present value of cash flows expected to be less than the amortized cost basis	$9,786	$734	$9,052	$7,952
2nd quarter present value of cash flows expected to be less than the amortized cost basis	—	—	—	—
3rd quarter present value of cash flows expected to be less than the amortized cost basis	14,575	443	14,132	13,616
4th quarter present value of cash flows expected to be less than the amortized cost basis	43,857	2,687	41,170	24,054

Aggregate total	$68,218	$3,864	$64,354	$45,622

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash flows expected to be less than the amortized cost basis	$11,003	$711	$10,292	$9,833
2nd quarter present value of cash flows expected to be less than the amortized cost basis	72,681	3,988	68,693	52,299
3rd quarter present value of cash flows expected to be less than the amortized cost basis	7,416	25	7,391	6,933
4th quarter present value of cash flows expected to be less than the amortized cost basis	5,541	332	5,209	3,905

Aggregate total	$96,641	$5,056	$91,585	$72,970

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$69,315	$1,781	$67,534	$39,500
2nd quarter present value of cash flows expected to be less than the amortized cost basis	49,878	1,846	48,032	35,679
3rd quarter present value of cash flows expected to be less than the amortized cost basis	47,782	20,158	27,624	36,334
4th quarter present value of cash flows expected to be less than the amortized cost basis	20,262	1,607	18,655	16,151

Aggregate total	$187,237	$25,392	$161,845	$127,664

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
24763LDE7	$159	$137	$22	$137	$138	1Q 2016
35729PPC8	423	114	309	114	82	1Q 2016
75970QAH3	1,060	1,014	46	1,014	945	1Q 2016
75970QAJ9	2,535	2,421	114	2,421	2,203	1Q 2016
75971EAF3	3,496	3,335	161	3,335	2,909	1Q 2016
83611MMM7	2,113	2,031	82	2,031	1,675	1Q 2016
14984WAA8	4,650	4,306	344	4,306	3,744	3Q 2016
75970QAJ9	1,928	1,928	–	1,928	1,924	3Q 2016
759950GA0	1,823	1,809	14	1,809	1,798	3Q 2016
126380AB0	6,174	6,089	85	6,089	6,150	3Q 2016
35729PPC8	95	49	45	49	86	4Q 2016
41161XAC0	2,165	1,810	356	1,810	2,154	4Q 2016
07325WAE2	41,597	39,311	2,286	39,311	21,814	4Q 2016

			$3,864

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$15,135	$37,367
The aggregate related fair value of securities with unrealized losses	168,887	782,581

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$70,919	$16,384
The aggregate related fair value of securities with unrealized losses	497,200	1,192,005

Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$710,033	$685,467	$676,182
Preferred stocks	227	1,203	2,252
Common stocks	46,485	20,610	18,430
Mortgage loans on real estate	82,224	97,633	98,459
Real estate	31,665	30,522	5,583
Policy loans	50,559	51,402	52,384
Cash, cash equivalents and short-term investments	6,070	1,336	797
Derivatives	9,790	(5,862)	1,709
Other invested assets	13,872	19,277	8,642
Other	5,836	10,482	4,806

Gross investment income	956,761	912,070	869,244
Less investment expenses	72,176	71,236	43,274

Net investment income	$884,585	$840,834	$825,970

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014
Proceeds	$4,888,465	$3,379,615	$1,761,136

Gross realized gains	$167,992	$38,484	$13,103
Gross realized losses	(91,022)	(19,618)	(19,222)

Net realized capital gains (losses)	$76,970	$18,866	$(6,119)

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2016, 2015 and 2014 of $9,499, $5,623 and $25,788, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2016	2015	2014
Bonds	$67,594	$11,867	$(27,107)
Preferred stocks	(324)	1,375	(4,800)
Common stocks	186	3,433	1,037
Mortgage loans on real estate	18,849	(6,924)	(1,010)
Real estate	55	(760)	(4,098)
Cash, cash equivalents and short-term investments	24	3	9
Derivatives	217	(43,877)	37,103
Other invested assets	(17,503)	27,846	25,769

	69,098	(7,037)	26,903
Federal income tax effect	(3,804)	(17,108)	(4,261)
Transfer (to) from interest maintenance reserve	(76,685)	3,113	(6,980)

Net realized capital (losses) gains on investments	$(11,391)	$(21,032)	$15,662

At December 31, 2016, and 2015, the Company had no investments in restructured securities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized Year Ended December 31
	2016	2015	2014
Bonds	$17,650	$(10,977)	$21,255
Preferred stocks	(232)	—	—
Common stocks	14,970	23,258	(550)
Affiliated entities	(18,824)	10,397	2,328
Mortgage loans on real estate	—	—	247
Cash, cash equivalents and short-term investments	(56)	—	—
Derivatives	(24,747)	(148)	(121,278)
Other invested assets	3,338	(45,292)	(17,647)

Change in unrealized capital (losses) gains, before tax	(7,901)	(22,762)	(115,645)
Taxes on unrealized capital gains/losses	(9,049)	10,318	32,482

Change in unrealized capital (losses) gains, net of tax	$(16,950)	$(12,444)	$(83,163)

The credit qualities of mortgage loans by type of property for the year ended December 31, 2016 were as follows:

	Farm	Commercial	Mezzanine	Total
AAA – AA	$—	$796,653	$—	$796,653
A	15,369	666,241	—	681,610
BBB	—	116,669	—	116,669
BB	—	1,287	—	1,287

	$15,369	$1,580,850	$—	$1,596,219

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2016, the maximum and minimum lending rates for commercial mortgage loans were 5.24% and 3.60%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination or acquisition was 75%. During 2016, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2016, mortgage loans with

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

a carrying value of $29 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2016. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2016.

During 2015, the maximum and minimum lending rates for commercial mortgage loans were 6.75% and 3.44%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2015 at the time of origination or acquisition was 87%. During 2015, the Company reduced the interest rate by 1.6% on one outstanding mortgage loans with statement value of $9,267. At December 31, 2015, mortgage loans with a carrying value of $196 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2015. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2015.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2016	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$15,369	$—	$463	$—	$1,580,850	$—	$1,596,682
(b) 30-59 Days Past Due	—	—	1,922	—	—	—	1,922
(c) 60-89 Days Past Due	—	—	42	—	—	—	42
(d) 90-179 Days Past Due	—	—	11	—	—	—	11
(e) 180+ Days Past Due	—	—	29	—	—	—	29

		Residential		Commercial
December 31, 2015	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$35,795	$—	$704	$—	$1,613,761	$34,865	$1,685,125
(b) 30-59 Days Past Due	—	—	2,099	—	—	—	2,099
(c) 60-89 Days Past Due	—	—	178	—	—	—	178
(d) 90-179 Days Past Due	—	—	158	—	—	—	158
(e) 180+ Days Past Due	—	—	196	—	—	—	196

At December 31, 2016 and 2015 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2016 or December 31, 2015. There was no average recorded investment in impaired loans during 2016 or 2015. There was no recorded investment in impaired loans without an allowance for credit losses during 2016 or 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2016	2015	2014
Balance at beginning of period	$—	$—	$247
Additions, net charged to operations	—	—	528
Recoveries in amounts previously charged off	—	—	(775)

Balance at end of period	$—	$—	$—

The following table provides the aggregate and corresponding amounts of mortgage loans derecognized as a result of foreclosure:

	Year Ended December 31
	2016	2015
Aggregate amount of mortgage loans derecognized	$37	$—
Real estate collateral recognized	37	—
Other collateral recognized	—	—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized $0, $0 and $472 of interest income on impaired loans for the years ended December 31, 2016, 2015 and 2014, respectively. The Company recognized interest income on a cash basis of $0, $0 and $484 for the years ended December 31, 2016, 2015 and 2014, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $581, $297 and $3,927 were taken on real estate in 2016, 2015 and 2014, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations. The Company disposed of multiple properties throughout 2016 resulting in a net realized loss of $636.

During 2016 and 2015, respectively, reverse mortgages of $4,385 and $1,070 were foreclosed or acquired by deed and transferred to real estate.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the Company held a mortgage loan loss reserve in the AVR of $15,896 and $17,092, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2016	2015		2016	2015
South Atlantic	28%	25%	Apartment	47%	37%
Pacific	27	28	Retail	20	22
W. South Central	11	10	Office	14	19
Middle Atlantic	10	12	Other	11	10
W. North Central	8	6	Industrial	5	8
Mountain	6	7	Medical	2	2
E. South Central	4	5	Agricultural	1	2
E. North Central	4	5
New England	2	2

At December 31, 2016, 2015 and 2014, the Company held mortgage loans with a total net admitted value of $295, $328 and $355, respectively, which had been restructured in accordance with SSAP No. 36. There were no realized losses during the years ended December 31, 2016, 2015 and 2014 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2016, 2015 and 2014.

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC (TPP) and Transamerica Realty Properties, LLC (TRP)) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674 which was included in the carrying value of these other invested assets. Effective January 1, 2015, accounting guidance related to wholly-owned, single member/single asset LLCs was modified, which allowed TPP to be valued as real estate. As a result TPP is no longer included in the goodwill balance in 2015 on the Company. The 2015 amortization represents amortization of the TRP goodwill. Amortization in the amount of $2,504 was recorded during each of the years ending December 31, 2016 and 2015, which is reflected in the book adjusted carrying value of the Other Invested Asset line on the balance sheet, with an offset recorded in unassigned surplus. As the carrying amount of the total positive goodwill of the Company did not exceed 10% of the September 30, 2016 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2016, the entire goodwill was admitted at December 31, 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2016 and 2015 the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

For the year ending December 31, 2016, the Company had ownership interests in thirty-five LIHTC properties. The remaining years of unexpired tax credits ranged from one to thirteen and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $70,929. LIHTC tax credits recognized in 2016 was $2,615, and other LIHTC tax benefits recognized in 2016 was $3,004. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2015, the Company had ownership interests in thirty-four LIHTC properties. The remaining years of unexpired tax credits ranged from two to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to thirteen years. The amount of contingent equity commitments expected to be paid during the years 2016 to 2025 is $117. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2016 and 2015:

		December 31, 2016
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$518	$3,500

Total		$518	$3,500

		December 31, 2015
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$518	$3,500

Total		$518	$3,500

*	The unused amount reflects credits that the Company deems will be realizable in 2015.

The Company did not have any non-transferable state tax credits.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2016, 2015 and 2014.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2016	2015
Fair value - positive	$400,267	$501,700
Fair value - negative	(117,553)	(59,588)

For the years ended December 31, 2016, 2015 and 2014, the Company has recorded $(60,771), $(46,309) and $(41,421), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2016, 2015, or 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 16 years for forecasted hedge transactions. For the years ended December 31, 2016, 2015 and 2014 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2016 and 2015, the Company has accumulated deferred gains in the amount of $1,794 and $2,593, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Summary of realized gain (losses) by derivative type for year-end December 31 is as follows:

	2016	2015	2014
Options:
Calls	$192	$96	$—
Puts	4,824	13,043	—

Total options	$5,016	$13,139	$—

Swaps:
Interest rate	$(11,388)	$(17,657)	$11,773
Credit	(1,530)	33	(50)
Total return	(34,637)	(13,720)	(5,916)

Total swaps	$(47,555)	$(31,344)	$5,807

Futures – net positions	42,756	(28,601)	31,296
Argentina warrants	—	2,928	—
Lehman settlements	126	162	—

Total realized gains (losses)	$343	$(43,716)	$37,103

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Replicated assets	$729,430	$763,649	$638,687
Credit default	(5,860)	(20,253)	(13,239)

Capital (losses) gains related to credit swap transactions (which are primarily replication transactions) as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Capital (losses) gains	$(1,530)	$33	$(50)

As stated in Note 1, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2016, credit default swaps, used in replicating corporate bonds are as follows:

7

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
43299,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	$12,000	$25
43302,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	$19
43307,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	$23
43310,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	$19
43321,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	$7
47295,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	$100
47296,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	$88
47297,SWAP, USD 1 / (USD 0), :US00163MAB00	6/20/2017	25,000	$90
43374,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	10,000	$44
43601,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	$30
43613,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	$32
46915,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	20,000	$164
47657,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	12,500	$105
48775,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	$108
53821,SWAP, USD 1 / (USD 0), :US260543BJ10	3/20/2018	22,000	$232
54865,SWAP, USD 5 / (USD 0), :US37247DAE67	3/20/2018	15,000	$468
55127,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	2,300	$25
119322,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2020	5,000	$6
102754,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2020	13,000	$174
102918,SWAP, USD 1 / (USD 0), :US195325BB02	3/20/2020	5,000	$(2)
103284,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	$23
102927,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	5,000	$(42)
103048,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	$23
103141,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	$(127)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

109219,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109571,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109622,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109623,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,500	$27
109544,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,400	$10
109553,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
109550,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
109645,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	$(14)
109647,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	$(14)
109687,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,340	$(15)
110510,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
110620,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111121,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111125,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
110854,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111719,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,200	$(40)
111729,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111732,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
111735,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	600	$(9)
111738,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	$(16)
111744,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111832,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	600	$6
111842,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	600	$(2)
111845,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111898,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
112138,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	1,200	$3
112153,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
112228,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	1,200	$(1)
112230,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	$1
112304,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	$(3)
112328,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	600	$(3)
112340,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	3,350	$(212)
112428,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	600	$(7)
112431,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	$1
112573,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	$(16)
113398,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	600	$9
113437,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	$(3)
115816,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	10,000	$169
115817,SWAP, USD 1 / (USD 0), :US40414LAA70	9/20/2020	10,000	$(81)
116006,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	10,000	$87
116040,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	10,000	$10
127389,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	$109
127393,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	$109
127397,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	$126
127471,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	$92
130585,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	$104

`Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

120681,SWAP, USD 1 / (USD 0), :JP1200551248	6/20/2017	10,000	$45
133646,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	3,900	$(30)
133655,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	2,000	$(19)
133658,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	2,000	$16
133738,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	5,000	$(47)
133740,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	$(41)
133901,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	2,100	$-
134594,SWAP, USD 1 / (USD 0), :US465410AH18	12/20/2020	5,000	$(78)
134657,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	4,000	$(2)
134619,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	2,500	$(1)
134823,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	$(41)
134803,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	10,000	$28
134807,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	$14
134930,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	$65
137187,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	2,500	$18
158025,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	10,000	$164
160769,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	2,500	$(58)
160771,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	3,500	$(81)
186521,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	6,000	$(207)
186524,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	360	$(12)
186525,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	4,000	$(25)
186528,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	240	$(1)
187622,SWAP, USD 0 / (USD 0), :US23331ABF57	12/20/2021	11,000	$(122)
187594,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	5,000	$17
187598,SWAP, USD 1 / (USD 0), :US74432QAY17	6/20/2018	20,000	$236
187595,SWAP, USD 1 / (USD 0), :US92276MAT27	6/20/2018	20,000	$212
187597,SWAP, USD 1 / (USD 0), :US74432QAB14	6/20/2018	20,000	$236

		$591,550	$2,321

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015
Interest rate and currency swaps:
Receive fixed - pay fixed	$18,242	$650,104
Receive fixed - pay floating	32,292	8,970
Receive floating - pay fixed	19,500	19,500
Receive floating - pay floating	120,950	—
Swaps:
Receive fixed - pay fixed	1,187,278	144,849
Receive fixed - pay floating	1,836,930	2,204,430
Receive floating - pay fixed	1,320,450	126,450
Receive floating - pay floating	1,054,350	561,004
Caps	9,750,000	9,750,000
Options Calls / Puts	333	171,644

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2016
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
Collateral held under security lending agreements	425,817	—	—	—	425,817
Subject to repurchase agreements	—	—	—	—	—
Subject to reverse repurchase agreements	—	—	—	—	—
Subject to dollar repurchase agreements	175,171	—	—	—	175,171
Subject to dollar reverse repurchase agreements	—	—	—	—	—
Placed under option contracts	—	—	—	—	—
Letter stock or securities restricted as to sale -excluding FHLB capital stock	18,049	—	—	—	18,049
FHLB capital stock	73,000	—	—	—	73,000
On deposit with states	9,214	—	—	—	9,214
On deposit with other regulatory bodies	—	—	—	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	1,898,720	—	—	—	1,898,720
Pledged as collateral not captured in other categories	244,157	—	—	—	244,157
Other restricted assets	—	—	—	—	—

Total Restricted Assets	$2,844,128	$—	$—	$—	$2,844,128

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	0.00%	0.00%
Collateral held under security lending agreements	354,047	71,770	—	425,817	1.01%	1.03%
Subject to repurchase agreements	—	—	—	—	0.00%	0.00%
Subject to reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Subject to dollar repurchase agreements	291,895	(116,724)	—	175,171	0.42%	0.42%
Subject to dollar reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Placed under option contracts	—	—	—	—	0.00%	0.00%
Letter stock or securities restricted as to sale-excluding FHLB capital stock	—	18,049	—	18,049	0.04%	0.04%
FHLB capital stock	26,000	47,000	—	73,000	0.17%	0.18%
On deposit with states	10,024	(810)	—	9,214	0.02%	0.02%
On deposit with other regulatory bodies	—	—	—	—	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	895,353	1,003,367	—	1,898,720	4.52%	4.57%
Pledged as collateral not captured in other categories	131,658	112,499	—	244,157	0.58%	0.59%
Other restricted assets	190,947	(190,947)	—	—	0.00%	0.00%

Total Restricted Assets	$1,899,924	$944,204	$—	$2,844,128	6.77%	6.85%

The following tables show the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2016
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$244,157	$—	$—	$—	$244,157
Secured Funding Agreements	—	—	—	—	—
AMBAC	—	—	—	—	—

Total	$244,157	$—	$—	$—	$244,157

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$118,131	$126,026	$244,157	0.58%	0.59%
Secured Funding Agreements	13,528	(13,528)	—	0.00	0.00
AMBAC	—	—	—	0.00	0.00
Total	$131,659	$112,498	$244,157	0.58%	0.78%

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016

Collateral Assets	Book Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted*)	% of BACV to Total Admitted Assets **
Cash	$411,447	$411,447	2.07%	2.12%
Schedule DL, Part 1	425,875	425,875	2.14	2.19
Other	93,932	93,932	0.47	0.48

Total Collateral Assets	$931,255	$931,255	4.68%	4.80%

Recognized Obligation to	Amount	% of Liability to Total Liabilities*
Return Collateral Asset	$931,699	5.25%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company has no receivables as of December 31, 2016 associated with “to-be-announced” (TBA) covered short sales. The Company has receivables as of December 31, 2015 associated with TBA covered short sales. These receivables have been offset on the Balance Sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty. See the following table:

	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
December 31, 2016
Assets:
Receivables for securities	$—	$—	$—
Liabilities:
Borrowed money	$—	$—	$—
December 31, 2015
Assets:
Receivables for securities	$132,277	$130,726	$1,552
Liabilities:
Borrowed money	$292,560	$130,726	$161,834

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2016	2015	2014
Direct premiums	$3,302,028	$3,198,245	$2,940,490
Reinsurance assumed – non affiliates	89,277	94,177	122,228
Reinsurance assumed – affiliates	(1,651,630)	405,295	3,939,481
Reinsurance ceded – non affiliates	(95,982)	(85,971)	(114,182)
Reinsurance ceded – affiliates	1,631,880	(494,431)	(550,690)

Net premiums earned	$3,275,573	$3,117,315	$6,337,327

The Company received reinsurance recoveries in the amount of $453,417, $516,274 and $506,173 during 2016, 2015 and 2014, respectively. At December 31, 2016, 2015 and 2014, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $29,057, $35,726 and $40,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016, 2015 and 2014 of $2,248,649, $5,886,191 and $5,898,031, respectively, of which $2,099,048, $5,730,729 and $5,729,938, respectively, were ceded to affiliates.

At December 31, 2016 and 2015, amounts recoverable from unaffiliated unauthorized reinsurers totaled $1,084 and $1,837, respectively, and reserve credits for reinsurance ceded totaled $5,676 and $6,220, respectively. The reinsurers hold collateral under these reinsurance agreements in the form of trust agreements totaling $15,969 and $15,968 at December 31, 2016 and 2015, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

Effective October 1, 2016, Transamerica Life Insurance Company (TLIC) recaptured fixed annuity and funding agreement business assumed by the Company on a coinsurance basis. The Company transferred cash and invested assets of $3,017,073 along with policy and claim reserves of $3,030,564 and IMR of ($926). A reinsurance payable to TLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves. In addition, the Company transferred $82,218 of transfer date IMR to TLIC. The Company received net consideration from TLIC resulting in pre-tax gain of $40,086, which has been included in the Summary of Operations.

Effective October 1, 2016, the Company recaptured medium-term note funding agreements previously ceded to TLIC on a coinsurance basis. The Company received cash and invested assets of $114,175 and recorded deposit-type reserves of $112,238 and a hedge novation of $2,228. A receivable from TLIC of $292 was established for remaining assets to be transferred in support of the hedge novation. The Company paid consideration to TLIC resulting in a pre-tax loss of $2,936, which has been included in the Summary of Operations.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective July 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate. The Company received net consideration of $92,435, released a funds withheld liability of $3,398,671, recaptured policy and claims reserves of $3,398,047 and reestablished an IMR liability of $25,456, resulting in a pre-tax gain of $67,603, which has been included in the Summary of Operations.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123 and $927, respectively. Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Summary of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850.

Effective January 1, 2015, the Company recaptured certain variable universal life plans previously reinsured to Global Preferred Re Limited (GPRe), an affiliate, for which the Company paid net consideration of $49,581, recaptured benefit reserves and claim reserves of $7,580 and $1,236, respectively, and recaptured policy loans of $5,396, resulting in a pre-tax loss of $53,000 which has been included in the Summary of Operations.

Effective December 31, 2014, the Company assumed certain stand-alone long-term care policies from TLIC, on a modified coinsurance basis for which the Company received an initial ceding commission and premiums of $350,000 and $3,914,521, respectively, and assumed modified coinsurance reserves of $3,914,521, resulting in a pre-tax gain of $350,000 ($227,500 after-tax) which has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2014, the Company ceded certain life policies to Harbor View Re Corp. (HVRe), an affiliate, on a coinsurance funds withheld basis for which the Company established a funds withheld liability of $7,931, released policy and claim reserves of $8,893, released other assets of $962, and exchanged no consideration, resulting in no gain or loss.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective October 1, 2014, the Company recaptured the business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company received net consideration of $25,000, released the funds withheld liability of $247,660, recaptured policy and claims reserves of $584,719 and recaptured other assets of $15,940, resulting in a pre-tax loss of $296,119, which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $120,832 with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which the Company established a funds withheld liability of $253,658, released policy and claims reserves of $586,648, released other assets of $15,951, and paid consideration of $11,000, resulting in a pre-tax gain of $306,040, ($198,926 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company assumed from TLIC, an affiliate, on a YRT basis the net amount paid in excess of $3,000 on covered level term life insurance policies. The Company received an initial premium of $858 and assumed reserves of $5,684 resulting in a pre-tax loss of $4,826 which has been included in the Statements of Operations.

During 2016 and 2015, the Company amortized deferred gains from reinsurance transactions occurring prior to 2015 of $73,924 and $98,071, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, under which the Company assumed SLIC’s Medicare Supplement business. The Company received policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 from SLIC during the last two quarters of the year as regulatory approvals of the assumption agreement were received. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements. SLIC merged into TLIC, an affiliate, effective October 1, 2015, so the reinsurance agreement is now with TLIC.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,391 and $1,321 of this balance during 2016 and 2015, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Letters of credit held for all unauthorized reinsurers as of December 31, 2016, 2015 and 2014 were $1,404,444, $1,440,113 and $1,521,194 respectively.

The Company reinsures a closed block of GMIB, GMDB, and GMWB risks to FReC. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements. The risk reinsured to the affiliated reinsurer is retained by the Transamerica group. The risks assumed by FReC are all affiliated variable annuity treaties.

Variable annuity reserves established by FReC are equal to the US GAAP reserve requirements. In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level. The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $297,279 in 2016. The amount of collateral supporting the reserve credits was $293,764 in 2016. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

The Company assumed modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TLIC, an affiliate. Assumed losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 1.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$862,256	$93,444	$955,700
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	862,256	93,444	955,700
Deferred Tax Assets Nonadmitted	307,256	—	307,256

Subtotal (Net Deferred Tax Assets)	555,000	93,444	648,444
Deferred Tax Liabilities	248,544	84,683	333,227

Net Admitted Deferred Tax Assets	$306,456	$8,761	$315,217

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$829,096	$113,031	$942,127
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	829,096	113,031	942,127
Deferred Tax Assets Nonadmitted	336,781	—	336,781

Subtotal (Net Deferred Tax Assets)	492,315	113,031	605,346
Deferred Tax Liabilities	203,198	64,641	267,839

Net Admitted Deferred Tax Assets	$289,117	$48,390	$337,507

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$33,160	$(19,587)	$13,573
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	33,160	(19,587)	13,573
Deferred Tax Assets Nonadmitted	(29,525)	—	(29,525)

Subtotal (Net Deferred Tax Assets)	62,685	(19,587)	43,098
Deferred Tax Liabilities	45,346	20,042	65,388

Net Admitted Deferred Tax Assets	$17,339	$(39,629)	$(22,290)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:

	Year Ended December 31
	2016	2015	Change
Ordinary
Discounting of unpaid losses	$1,212	$641	$571
Policyholder reserves	400,728	397,858	2,870
Investments	198,541	159,998	38,543
Deferred acquisition costs	207,849	206,232	1,617
Compensation and benefits accrual	342	576	(234)
Receivables – nonadmitted	49,919	58,970	(9,051)
Section 197 Intangible Amortization	395	454	(59)
Corporate Provision	140	70	70
Other (including items <5% of ordinary tax assets)	3,130	4,297	(1,167)

Subtotal	862,256	829,096	33,160
Nonadmitted	307,256	336,781	(29,525)

Admitted ordinary deferred tax assets	555,000	492,315	62,685
Capital:
Investments	93,444	113,031	(19,587)
Other (including items <5% of total total capital tax assets)	—	—	—

Subtotal	93,444	113,031	(19,587)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	93,444	113,031	(19,587)

Admitted deferred tax assets	$648,444	$605,346	$43,098

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$186,250	$137,137	$49,113
Provision for Contingent Debt	4,091	4,270	(179)
Deferred and uncollected premium	44,560	44,761	(201)
Reinsurance Ceded	916	1,402	(486)
§807(f) adjustment	11,389	14,254	(2,865)
Separate account adjustments	1,339	1,373	(34)
Other (including items <5% of total ordinary tax liabilities)	(1)	1	(2)

Subtotal	248,544	203,198	45,346
Capital
Investments	84,683	64,641	20,042
Subtotal	84,683	64,641	20,042

Deferred tax liabilities	333,227	267,839	65,388

Net deferred tax assets/liabilities	$315,217	$337,507	$(22,290)

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2016
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$189,735	$21,620	$211,355
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	87,353	16,509	103,862
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	87,353	16,509	103,862
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	203,977
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	277,912	55,315	333,227

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$555,000	$93,444	$648,444

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2015
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$205,446	$17,106	$222,552
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	76,949	38,006	114,955
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	76,949	38,006	114,955
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	174,970
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	209,920	57,919	267,839

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$492,315	$113,031	$605,346

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(15,711)	$4,514	$(11,197)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	10,404	(21,497)	(11,093)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	10,404	(21,497)	(11,093)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	29,007
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	67,992	(2,604)	65,388

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$62,685	$(19,587)	$43,098

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	674%	672%	2%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$1,359,844	$1,166,465	$193,379

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	18%	3%

	December 31, 2015
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	82%	10%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	34%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2016	2015	Change
Current Income Tax
Federal	$14,354	$(29,748)	$44,102

Subtotal	14,354	(29,748)	44,102
Federal income tax on net capital gains	3,804	17,108	(13,304)

Federal and foreign income taxes incurred	$18,158	$(12,640)	$30,798

	Year Ended December 31
	2015	2014	Change
Current Income Tax
Federal	$(29,748)	$196,140	$(225,888)

Subtotal	(29,748)	196,140	(225,888)
Federal income tax on net capital gains	17,108	4,261	12,847

Federal and foreign income taxes incurred	$(12,640)	$200,401	$(213,041)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101, Q&A 2.9). Prior to this change, TPLIC had DTAs and DTLs that were netted together within two specific categories of temporary differences. TPLIC determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014
Current income taxes incurred	$18,159	$(12,640)	$200,401
Change in deferred income taxes	42,764	(105,861)	23,946
(without tax on unrealized gains and losses)
Total income tax reported	$60,923	$(118,501)	$224,347
Income before taxes	$433,722	$198,070	$558,113
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35% statutory rate	$151,803	$69,325	$195,340
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(11,217)	(13,319)	(10,219)
Tax credits	(12,804)	(43,238)	(8,934)
Tax-exempt Income	(13)	(8)	(12)
Tax adjustment for IMR	(28,395)	(8,634)	(8,667)
Surplus adjustment for in-force ceded	(25,874)	(34,325)	93,779
Nondeductible expenses	107	382	973
Deferred tax benefit on other items in surplus	7,670	(78,300)	(26,022)
Provision to return	(201)	(2,526)	(3,964)
Life-owned life insurance	(1,281)	(1,283)	(1,319)
Dividends from certain foreign corporations	442	448	414
Prior period adjustment	—	(3,325)	—
Pre-tax income of single member limited liability company	2,234	(872)	(3,094)
Audit Adjustment – Permanent	(5,667)	—	—
Intercompany Dividends	(15,785)	(7,000)	—
Partnership Permanent Adjustment	(848)	4,077	—
Other	752	98	(3,928)

Total income tax reported	$60,923	$(118,501)	$224,347

The Company’s federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2016 and 2015, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2016 and 2015.

The Company incurred income taxes during 2016, 2015 and 2014 of $37,840, $6,410, and $178,415, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $1,616 and $1,431, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,616. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2016, 2015 and 2014 is $(343), $224 and $956, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $235 and $579, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction. This resulted in recording a permanent tax benefit of $6,063 in the Company’s 2016 financial statements for years 2011 – 2015. This has been treated as a change in estimate, the impact on future years is not currently determinable.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examinations for the years 2005 through 2008 have been completed and resulted in tax return adjustments that have been approved by IRS Appeals. We expect the receivables and payables for those years to be settled in 2017. An examination is in progress for the years 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

7. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2016 and 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

For the years ended December 31, 2016, 2015 and 2014, premiums for participating life insurance policies were $1,032, $1,094 and $1,142, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,088, $1,134 and $1,255 to policyholders during 2016, 2015 and 2014, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$11,168	$19,728	$—	$30,896	0%
At book value less surrender charge of 5% or more	5,622	—	—	5,622	0
At fair value	4,016	—	16,489,244	16,493,260	77

Total with adjustment or at fair value	20,806	19,728	16,489,244	16,529,778	77
At book value without adjustment (minimal or no charge or adjustment)	1,494,122	—	—	1,494,122	7
Not subject to discretionary withdrawal provision	3,372,006	—	88,046	3,460,052	16

Total annuity reserves and deposit liabilities	4,886,934	19,728	16,577,290	21,483,952	100%

Less reinsurance ceded	298,987	—	—	298,987

Net annuity reserves and deposit liabilities	$4,587,947	$19,728	$16,577,290	$21,184,965

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$31,320	$20,565	$—	$51,885	0%
At book value less surrender charge of 5% or more	11,894	—	—	11,894	0
At fair value	4,063	—	17,914,618	17,918,681	69

Total with adjustment or at fair value	47,277	20,565	17,914,618	17,982,460	69
At book value without adjustment (minimal or no charge or adjustment)	3,639,498	—	—	3,639,498	14
Not subject to discretionary withdrawal provision	4,433,305	—	93,166	4,526,471	17

Total annuity reserves and deposit liabilities	8,120,080	20,565	18,007,784	26,148,429	100%

Less reinsurance ceded	3,891,981	—	—	3,891,981

Net annuity reserves and deposit liabilities	$4,228,099	$20,565	$18,007,784	$22,256,448

Included in the liability for deposit-type contracts at December 31, 2016 and 2015 are approximately $49,865 and $50,178, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from TLIC, an affiliate. The liabilities assumed are $0 and $900,182 at December 31, 2016 and 2015, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2016	$—	$63	$804,574	$804,637

Reserves for separate accounts as of December 31, 2016 with assets at fair value	$—	$19,728	$19,703,619	$19,723,347

Total as of December 31, 2016	$—	$19,728	$19,703,619	$19,723,347

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
With fair value adjustment	$—	$19,728	$—	$19,728
At fair value	—	—	19,615,571	19,615,571
Not subject to discretionary withdrawal	—	—	88,048	88,048

Total separate account liabilities at December 31, 2016	$—	$19,728	$19,703,619	$19,723,347

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$—	$198	$900,198	$900,396

Reserves for separate accounts as of December 31, 2015 with assets at fair value	$—	$20,565	$21,174,797	$21,195,362

Total as of December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
With fair value adjustment	$—	$20,565	$—	$20,565
At fair value	—	—	21,081,630	21,081,630
Not subject to discretionary withdrawal	—	—	93,167	93,167

Total separate account liabilities at December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$—	$90	$888,802	$888,892

Reserves for separate accounts as of December 31, 2014 with assets at fair value	$—	$21,367	$21,868,175	$21,889,542

Total as of December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

Reserves for separate accounts by withdrawal characteristics as of December 31, 2014:
With fair value adjustment	$—	$21,367	$—	$21,367
At fair value	—	—	21,770,891	21,770,891
Not subject to discretionary withdrawal	—	—	97,284	97,284

Total separate account liabilities at December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$810,679	$907,989	$889,269
Transfers from separate accounts	(1,153,614)	(1,381,485)	(1,351,592)

Net transfers from separate accounts	(342,935)	(473,496)	(462,323)
Miscellaneous reconciling adjustments	128,436	245,172	166,002

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(214,499)	$(228,324)	$(296,321)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2016 and 2015, the Company’s separate account statement included legally insulated assets of $22,102,098 and $21,319,634 respectively. The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Group annuities	$2,297,161	$2,174,583
Variable annuities	$16,575,392	15,845,604
Variable universal life	$385,393	379,720
Variable life	$2,812,022	2,887,049
Modified separate account	$22,062	21,804
WRL asset accumulator	$10,069	10,873

Total separate account assets	$22,102,099	$21,319,633

As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $368,663 and $444,599 respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $11,993, $12,368, $12,979, $11,161, and $11,032 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively. During the years ended December 31, 2016, 2015, 2014, 2013 and 2012, the general account of the Company had paid $15,371, $43,256, $2,698, $12,453, and $12,482, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2016 and 2015, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Gross Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2016
Minimum guaranteed death benefit	$9,209,972	$31,208	$18,546
Minimum guaranteed income benefit	602,234	107,989	93,632
Minimum guaranteed withdrawal benefit	614,637	—	—
December 31, 2015
Minimum guaranteed death benefit	$9,044,951	$21,962	$14,416
Minimum guaranteed income benefit	650,495	78,296	70,325
Minimum guaranteed withdrawal benefit	676,512	—	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policies’ next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary direct first-year business	$14,525	$12,178	$2,347
Ordinary direct renewal business	177,650	37,981	139,669
Group life direct business	9,595	2,641	6,954
Credit direct business	187	—	187
Reinsurance ceded	(21,860)	—	(21,860)

	$180,097	$52,800	$127,297
Accident and health	60,509	—	60,509

	$240,606	$52,800	$187,806

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary direct first-year business	$13,984	$11,667	$2,317
Ordinary direct renewal business	182,599	41,472	141,127
Group life direct business	10,761	3,027	7,734
Credit direct business	210	—	210
Reinsurance ceded	(23,339)	—	(23,339)

	$184,215	$56,166	$128,049
Accident and health	66,918	—	66,918

	$251,133	$56,166	$194,967

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. A t December 31, 2016 and 2015, the Company had no premium deficiency reserve.

At December 31, 2016 and 2015, the Company had insurance in force aggregating $5,871,535 and $6,931,222 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $63,390 and $76,132 to cover these deficiencies at December 31, 2016 and 2015, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $5,194 and $5,094, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2016 and 2015, the Company has recorded a liability of $0 for the amount it has been assessed to fund the transitional reinsurance program.

8. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $350,270 without the prior approval of insurance regulatory authorities in 2016.

On June 20, 2016 the Company paid an ordinary dividend of $125,000 to its parent company. On December 22, 2015, the Company paid cash return of capital of $200,000 to its parent company. On December 29, 2014, the Company paid common stock dividends of $50,000 to its parent company.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received dividends of $20,000 from its subsidiary, World Financial Group Insurance Agency, Inc., on December 31, 2015. The Company received dividends of $15,400 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, on December 31, 2014.

Capital contributions of $118,422 and $16,578 were received from CGC and TA Corp, respectively, on February 13, 2014.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

The Company’s surplus notes are held by CGC and TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Additional information related to the surplus notes at December 31, 2016 and 2015 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest
2016
CGC	$102,734	$6,164	$80,187	$514
TA Corp	57,266	3,436	35,225	286

Total	$160,000	$9,600	$115,412	$800

2015
CGC	$102,734	$6,164	$74,023	$514
TA Corp	57,266	3,436	31,790	286

Total	$160,000	$9,600	$105,813	$800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2016 and 2015, respectively, securities with a fair value of $344,899 and $316,319 were on loan under securities lending agreements as part of this program. At December 31, 2016, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $425,875 and $354,051 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$425,817
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	425,817
Securities received	—

Total collateral received	$425,817

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$64,657	$64,657
30 days or less	193,281	193,281
31 to 60 days	59,319	59,319
61 to 90 days	37,085	37,085
91 to 120 days	20,346	20,346
121 to 180 days	51,187	51,187

Total	425,875	425,875
Securities received	—	—

Total collateral reinvested	$425,875	$425,875

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $426,081 (fair value of $425,875) that are currently tradable securities that could be sold and used to pay for the $425,817 in collateral calls that could come due under a worst-case scenario.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $3,789, $4,715 and $4,602, for the years ended December 31, 2016, 2015 and 2015, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,786, $1,616 and $1,368, for the years ended December 31, 2016, 2015 and 2014, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2015, 2014 and 2013 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $812, $1,089 and $1,337 related to these plans for the years ended December 31, 2016, 2015 and 2014, respectively.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $404.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $61,264 $79,111 and $66,670 during 2016, 2015 and 2014, respectively. The amount paid as a result of being a party to these agreements was $302,445 $296,093 and $189,982 during 2016, 2015 and 2014, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $42, $42 and $50 for the years ended December 31, 2016, 2015 and 2014, respectively.

At December 31, 2016 and 2015, the Company reported a net amount of $(64,869) and $(83,509) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2016, 2015 and 2014, the Company (paid)/received net interest of $58, $(120) and $2, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $20,705, $23,447 and $26,057 for these services during 2016, 2015 and 2014, respectively.

At December 31, 2016, the Company had short-term intercompany notes receivable of $74,100 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$74,100	December 31, 2017	0.47%

At December 31, 2015, the Company had short-term intercompany notes receivable of $252,700 as follows.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$9,200	July 16, 2016	0.16%
TA Corp	17,000	July 20, 2016	0.16%
TA Corp	200,000	July 28, 2016	0.16%
TA Corp	26,500	October 27, 2016	0.25%

The Company had no short-term notes receivable at December 31, 2014.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2016 and 2015, the cash surrender value of these policies was $165,912 and $83,231, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 6 – Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $171,075 and $167,132 at December 31, 2016 and 2015, respectively.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$22,698
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$58,055

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 of SCA entitles and/or non-SCA SSAP No. 48 entities owed by REAP 3 and REAP 4 HR and valued in accordance with the relevant paragraphs of SSAP No. 97. All liabilities, commitments, contingencies, guarantees, or obligations of REAP 3 and REAP 4 HR, which are required to be recorded as liabilities, commitments, contingencies, guarantees, or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in REAP 3 and REAP 4 HR if not already recoded in the financial statements of REAP 3 and REAP 4 HR.

Transamerica Premier Life Insurance Company

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2016:

	Percentage of		Admitted	Nonadmitted
SCA Entity	SCA Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37.00%	$11,909	$11,909	$—
INTERSECURITIES INS AGENCY INC	100.00	—	—	—
TRANSAMERICA ASSET MANAGEMENT INC	77.00	28,195	28,195	—
TRANSAMERICA FUND SERVICES INC	44.13	—	—	—
WORLD FIN GRP INSURANCE AGENCY INC	100.00	—	—	—
AEGON DIRECT MARKETING SVC INC	73.55	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$40,104	$40,104	$—

SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)	XXX	$40,104	$40,104	$—

Aggregate Total (a+e)	XXX	$40,104	$40,104	$—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

SCA Entity (Should be same entities as shown in M(1) above.)	Type of NAIC Filing *	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2016	$14,215	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		—	N	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	11/16/2016	47,762	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		—	N	N	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		—	N	N	I
AEGON DIRECT MARKETING SVC INC	NA		—	N	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$61,977

SSAP No. 97 8b(iv) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)	—	—	$61,977	—	—	—

Aggregate Total (a+e)	—	—	$61,977	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the year ended December 31, 2016 is as follows:

					Total Direct
Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Premiums Written/ Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$558,092
100 Vanguard Blvd.			Annuities
Malvern, PA 19355

Gallagher Bollinger, Inc.	22-0781130	No	Group A&H, Life	C, CA, P, U	26,830
101 JFK Parkway
Short Hills, NJ 07078

Affinion Group	20-0641090	No	AD&D	P	141,151
6 High Ridge Park
Stamford, CT 06905

All Other TPA Premiums					102

Total					$726,175

C- Claims Payment

CA- Claims Adjustment

B- Binding Authority1%

P- Premium Collection

U- Underwriting

For years ended December 31, 2016, 2015 and 2014, the Company had $558,092, $618,587, $576,577, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2016, 2015 and 2014, the Company had $26,830, $41,103, $76,351, respectively, of direct premiums written by Gallagher Bollinger, Inc. For the years ended December 31, 2016 and 2015, the Company had $141,151 and $146,339, respectively, of direct premiums written by Affinion Group. For years ended December 31, 2016, 2015 and 2014, the Company had $102, $154, $131, respectively, of direct premiums written by all other managing general agents.

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $52,844,297 and $51,810,312 as of December 31, 2016 and 2015, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $15 and $62 at December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $17,736 and $6,735, respectively.

The Company has contingent commitments of $185,080 and $150,592 at December 31, 2016 and 2015, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $70,929 and $117, respectively.

The Company has no private placement commitments outstanding as of December 31, 2016 and 2015, respectively.

The Company has no securities acquired (sold) on a TBA basis as of December 31, 2016. The Company sold $130,726 of securities on a TBA basis as of December 31, 2015, and the receivable related to these TBAs was reclassed. Note 5, Investments, provides details on the offsetting and netting of assets and liabilities related to this transaction.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $244,157 and $118,131, respectively, and fair value of $258,821 and $130,955, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2016 and 2015, respectively, was $335,230 and $309,456.

In addition, securities in the amount of $20,484 and $154,398 were posted to the Company as of December 31, 2016 and 2015, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or re-pledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying amount of $0 and $13,527 respectively, and fair value of $0 and $14,293 respectively, in conjunction with these transactions.

Transamerica Premier Life Insurance Company

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the LIHTC partnerships. Guarantee payments arise if LIHTC partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In accordance with SSAP No. 5R, the Company did not recognize a liability for the LIHTC since the amount is considered immaterial to the Company’s financial results. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $39 and $72 at December 31, 2016 and 2015, respectively. No payments are required as of December 31, 2016. The current assessment of risk of making payments under these guarantees is remote.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2016 and 2015:

	December 31
	2016	2015
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$39	$72

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	—	—
Other	39	$72

Total impact if action required	$39	$72

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,575,000. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines. At December 31, 2016 and 2015, the Company purchased/owned the following FHLB stock as part of the agreement:

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	63,000	16,000
Excess Stock	—	—

Total	$73,000	$26,000

At December 31, 2016, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

At December 31, 2016 and 2015, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2016
Total Collateral Pledged	$1,924,639	$1,883,635

	Fair Value	Carry Value
Decemeber 31, 2015
Total Collateral Pledged	$925,622	$895,353

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value
2016
Maximum Collateral Pledge	$1,924,639	$1,883,635

	Fair Value	Carry Value
2015
Maximum Collateral Pledge	$954,381	$898,749

At December 31, 2016 and 2015, the borrowings from the FHLB were as follows:

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2016
Debt	$1,175,000	$—
Funding agreements	400,000	400,157
Other	—	—

Total	$1,575,000	$400,157

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2015
Debt	$—	$—
Funding agreements	400,000	—
Other	—	—

Total	$400,000	$—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016, the maximum amount of borrowings during reporting period was as follows:

General
Account
2016
Debt	$1,175,000
Funding agreements	400,000
Other	—

Total	$1,575,000

At December 31, 2016 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2016 for the total payout block is $2,270,109. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2016 and 2015, the Company’s reserves related to this matter were not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. As of December 31, 2016 and 2015, the Company’s estimated future share of future guaranty fund assessments related to several major insurer insolvencies were not material to the Company’s financial position.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $175,171 and $291,895, respectively. The Company had an outstanding liability for borrowed money in the amount $170,594 and $161,834, which included accrued interest of $444 and $851, at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$170,150
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	170,150
Securities received	—

Total collateral received	$170,150

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2016 and reacquired within 30 days of the sale date.

15. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2016
Balance Sheet:
Total assets as reported in the company’s Annual Statement	41,515,552
Decrease Cash, cash equivalents and short-term investments	(40,000)
Increase accounts receivable	40,000
Decrease in other assets	(34,708)

Total assets as reported in the accompanying audited statutory basis balance sheet	41,480,844

Liabilities as reported in the Company’s Annual Statement	39,837,875
Decrease in Remmittances and items not allocated	(34,708)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	39,803,167

In the 2016 Annual Statement, an entry was excluded due to timing that left accounts receivables and remittances overstated. Another entry was excluded that left cash overstated and A/R understated. Both were corrected in the 2016 audited financial statements and had no net balance sheet impact and the first item had no cash flow impact. The second item is included below.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31,
2016
Statement of Cash Flow
Total net cash from operations in the Company’s Annual Statement	2,614,332
Decrease Premiums collected, net of reinsurance	(2,886,342)
Increase Benefit and loss related payments	787,920

Total net cash from operations in the accompanying audited statutory basis statement of cash flow	(272,010)

Total net cash from financing and miscellaneous sources in the
Company’s Annual Statement	(1,011,385)
Decrease Reinsurance on deposit-type contracts and other insurance liabilities	(1,300,249)
Increase Funds held under reinsurance treaties with unauthorized reinsurers	3,398,671
Decrease other cash (applied) provided	(40,000)

Total net cash from financing and miscellaneous sources in the accompanying audited statuotry basis satement of cash flow	1,047,037

Net change in cash, cash equivalents and short-term investments due to reconciliation	(40,000)

In the 2016 Annual Statement, an entry was excluded that left financing cash activity overstated. A cash flow movement between operating activities and Financing activities related to the reinsurance recapture was excluded. These were corrected in the 2016 audited financial statements and updated in the balance sheet and cash flow statement.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 24, 2017.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Distribution Corporation (FKA Transamerica Retirement Solutions)	47-4460403
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

INTERNAL

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Life Insurance Company	03-0164230
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
The RCC Group Inc	13-3695273
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis

Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2016

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$1,918,664	$1,918,639	$1,933,300
States, municipalities and political subdivisions	546,657	555,409	546,651
Foreign governments	215,641	224,479	215,641
Hybrid securities	316,139	309,163	316,139
All other corporate bonds	10,236,957	11,416,457	10,218,485
Preferred stocks	10,681	9,818	10,449

Total fixed maturities	13,244,739	14,433,964	13,240,665
Equity securities
Common stocks:
Industrial, miscellaneous and all other	73,117	111,964	111,964

Total equity securities	73,117	111,964	111,964
Mortgage loans on real estate	1,598,685		1,598,685
Real estate	226,688		226,688
Policy loans	926,400		926,400
Other long-term investments	257,527		257,527
Receivable for Securities	1,154		1,154
Securities Lending	425,875		425,875
Cash, cash equivalents and short-term investments	1,134,273		1,134,273

Total investments	$17,888,458		$17,923,232

(1)	Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and OTTI, as applicable, and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $31,157 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $7,326 rather than amortized cost due to having an NAIC 6 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2016
Individual life	$7,871,102	$—	$108,989	$1,280,727	$374,691	$1,021,572	$780,254
Individual health	943,236	25,921	52,368	604,965	48,396	583,032	184,394
Group life and health	602,867	23,520	81,892	625,305	31,012	344,371	282,335
Annuity	3,344,133	—	539	764,576	314,418	1,180,579	(112,011)

	$12,761,338	$49,441	$243,788	$3,275,573	$768,517	$3,129,554	$1,134,972

Year ended December 31, 2015
Individual life	$7,342,263	$—	$115,608	$1,173,427	$363,846	$872,269	$799,628
Individual health	874,366	30,940	57,676	530,294	41,145	524,184	237,922
Group life and health	635,765	19,430	92,704	636,321	31,081	353,653	211,968
Annuity	3,363,955	—	676	778,135	330,277	949,835	(34,630)
Other	—	—	—	—	74,485	—	—

	$12,216,349	$50,370	$266,664	$3,118,177	$840,834	$2,699,941	$1,214,888

Year ended December 31, 2014
Individual life	$6,956,487	$—	$130,400	$950,127	$372,068	$718,488	$648,770
Individual health	545,640	23,215	40,888	4,065,711	43,818	(13,748)	3,855,616
Group life and health	662,343	31,956	102,266	566,324	35,156	313,348	269,914
Annuity	3,660,269	—	941	755,164	374,929	1,222,721	(155,769)

	$11,824,739	$55,171	$274,495	$6,337,326	$825,971	$2,240,809	$4,618,531

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2016
Life insurance in force	$219,520,173	$73,369,751	$338,978	$126,782,970	0%

Premiums:
Individual life	$1,719,001	$448,239	$9,965	$1,280,727	1%
Individual health	228,511	1,676	378,130	604,965	63%
Group life and health	630,029	85,628	80,904	625,305	13%
Annuity	723,545	(2,072,383)	(2,031,352)	764,576	-266%

	$3,301,086	$(1,536,840)	$(1,562,353)	$3,275,573	-48%

Year ended December 31, 2015
Life insurance in force	$199,150,576	$77,398,265	$5,030,659	$126,782,970	4%

Premiums:
Individual life	$1,629,401	$464,671	$8,697	$1,173,427	1%
Individual health	145,438	4,720	388,714	529,432	73%
Group life and health	630,126	77,888	84,084	636,322	13%
Annuity	793,281	33,124	17,978	778,135	2%

	$3,198,246	$580,403	$499,473	$3,117,316	16%

Year ended December 31, 2014
Life insurance in force	$184,738,794	$84,926,052	$5,804,983	$105,617,725	5%

Premiums:
Individual life	$1,468,449	$532,051	$13,729	$950,127	1%
Individual health	109,110	6,436	3,963,037	4,065,711	97%
Group life and health	594,400	90,136	62,059	566,323	11%
Annuity	768,531	36,250	22,884	755,165	3%

	$2,940,490	$664,873	$4,061,709	$6,337,326	64%

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

Separate Account VA DD

Years Ended December 31, 2016 and 2015

Transamerica Premier Life Insurance Company

Separate Account VA DD

Financial Statements

Years Ended December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

Subaccounts of Separate Account VA DD and

Board of Directors of

Transamerica Premier Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of the subaccounts Vanguard® Balanced, Vanguard® Capital Growth, Vanguard® Conservative Allocation, Vanguard® Diversified Value, Vanguard® Equity Income, Vanguard® Equity Index, Vanguard® Growth, Vanguard® High Yield Bond, Vanguard® International, Vanguard® Mid-Cap Index, Vanguard® Moderate Allocation, Vanguard® Money Market, Vanguard® REIT Index, Vanguard® Short-Term Investment Grade, Vanguard® Small Company Growth, Vanguard® Total Bond Market Index and Vanguard® Total Stock Market Index of Separate Account VA DD as of December 31, 2016, and the results of each of their operations and changes in each of their net assets for the years ended December 31, 2016 and 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Transamerica Premier Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2017

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® Balanced	85,307,432.888	$1,646,400,252	$1,964,630,179	$—	$1,964,630,179	21,540,505	$91.206321	$91.206321
Vanguard® Capital Growth	21,491,030.744	442,422,723	609,485,632	4	609,485,636	13,852,938	43.996849	43.996849
Vanguard® Conservative Allocation	8,735,726.269	205,931,583	211,579,290	2	211,579,292	7,766,682	27.241914	27.241914
Vanguard® Diversified Value	24,926,783.068	368,070,702	426,497,258	5	426,497,263	13,500,203	31.591915	31.591915
Vanguard® Equity Income	36,866,689.794	664,118,472	814,753,844	3	814,753,847	10,034,114	81.198381	81.198381
Vanguard® Equity Index	36,517,757.411	945,626,724	1,301,127,697	(1)	1,301,127,696	14,518,031	89.621499	89.621499
Vanguard® Growth	16,810,533.543	277,342,092	331,167,511	1	331,167,512	7,894,937	41.946822	41.946822
Vanguard® High Yield Bond	42,635,034.326	330,487,606	340,653,924	6	340,653,930	10,629,257	32.048705	32.048705
Vanguard® International	42,921,465.193	819,652,067	838,256,215	10	838,256,225	22,480,946	37.287409	37.287409
Vanguard® Mid-Cap Index	33,297,090.420	553,067,135	702,901,579	4	702,901,583	13,717,926	51.239641	51.239641
Vanguard® Moderate Allocation	9,971,542.357	250,384,096	265,941,035	1	265,941,036	8,924,401	29.799315	29.799315
Vanguard® Money Market	861,272,660.894	861,272,661	861,272,661	88	861,272,749	453,200,550	1.900423	1.900423
Vanguard® REIT Index	40,108,290.041	456,631,936	540,659,750	3	540,659,753	9,183,902	58.870375	58.870375
Vanguard® Short-Term Investment Grade	89,582,038.445	946,690,584	952,257,069	(26)	952,257,043	50,233,509	18.956610	18.956610
Vanguard® Small Company Growth	31,821,689.586	613,511,555	684,166,326	1	684,166,327	9,466,254	72.274242	72.274242
Vanguard® Total Bond Market Index	123,539,521.091	1,443,734,030	1,454,060,163	2	1,454,060,165	38,623,052	37.647469	37.647469
Vanguard® Total Stock Market Index	30,364,437.287	808,572,358	1,035,427,311	4	1,035,427,315	31,602,707	32.763881	32.763881

See accompanying notes.

2

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	Vanguard® Balanced Subaccount	Vanguard® Capital Growth Subaccount	Vanguard® Conservative Allocation Subaccount	Vanguard® Diversified Value Subaccount	Vanguard® Equity Income Subaccount
Net Assets as of December 31, 2014:	$1,849,759,333	$529,292,196	$143,565,109	$452,193,539	$744,602,353

Investment Income:
Reinvested Dividends	43,757,252	6,009,499	2,479,877	10,928,529	19,032,490
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,366,261	1,606,372	488,123	1,244,886	2,079,323

Net Investment Income (Loss)	38,390,991	4,403,127	1,991,754	9,683,643	16,953,167
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	86,593,298	18,168,252	2,518,325	28,235,941	44,196,251
Realized Gain (Loss) on Investments	16,055,756	16,001,541	1,275,558	9,980,883	15,991,918

Net Realized Capital Gains (Losses) on Investments	102,649,054	34,169,793	3,793,883	38,216,824	60,188,169
Net Change in Unrealized Appreciation (Depreciation)	(144,668,862)	(27,362,997)	(6,334,598)	(59,346,083)	(73,083,060)

Net Gain (Loss) on Investment	(42,019,808)	6,806,796	(2,540,715)	(21,129,259)	(12,894,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,628,817)	11,209,923	(548,961)	(11,445,616)	4,058,276

Increase (Decrease) in Net Assets from Contract Transactions	(36,230,708)	27,811,454	38,309,019	(41,471,109)	(60,577,978)

Total Increase (Decrease) in Net Assets	(39,859,525)	39,021,377	37,760,058	(52,916,725)	(56,519,702)

Net Assets as of December 31, 2015:	$1,809,899,808	$568,313,573	$181,325,167	$399,276,814	$688,082,651

Investment Income:
Reinvested Dividends	46,442,437	6,728,061	3,270,108	10,931,256	18,979,323
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,391,655	1,628,585	587,505	1,161,179	2,142,430

Net Investment Income (Loss)	41,050,782	5,099,476	2,682,603	9,770,077	16,836,893
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	81,274,264	14,767,882	3,824,500	22,360,465	47,725,021
Realized Gain (Loss) on Investments	13,984,916	16,966,086	1,352,269	4,811,208	5,038,039

Net Realized Capital Gains (Losses) on Investments	95,259,180	31,733,968	5,176,769	27,171,673	52,763,060
Net Change in Unrealized Appreciation (Depreciation)	54,549,747	20,346,603	3,330,764	11,151,061	33,479,635

Net Gain (Loss) on Investment	149,808,927	52,080,571	8,507,533	38,322,734	86,242,695
Net Increase (Decrease) in Net Assets Resulting from Operations	190,859,709	57,180,047	11,190,136	48,092,811	103,079,588

Increase (Decrease) in Net Assets from Contract Transactions	(36,129,338)	(16,007,984)	19,063,989	(20,872,362)	23,591,608

Total Increase (Decrease) in Net Assets	154,730,371	41,172,063	30,254,125	27,220,449	126,671,196

Net Assets as of December 31, 2016:	$1,964,630,179	$609,485,636	$211,579,292	$426,497,263	$814,753,847

See Accompanying Notes.

(1) See Footnote 1

3

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	Vanguard® Equity Index Subaccount	Vanguard® Growth Subaccount	Vanguard® High Yield Bond Subaccount	Vanguard® International Subaccount	Vanguard® Mid- Cap Index Subaccount
Net Assets as of December 31, 2014:	$1,199,589,713	$357,095,744	$328,894,373	$809,833,468	$685,689,214

Investment Income:
Reinvested Dividends	19,796,332	2,201,669	17,151,888	15,769,450	8,208,559
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,490,354	1,101,322	963,848	2,555,598	2,034,156

Net Investment Income (Loss)	16,305,978	1,100,347	16,188,040	13,213,852	6,174,403
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,252,686	35,570,225	527,127	12,953,476	36,785,371
Realized Gain (Loss) on Investments	17,331,244	21,711,835	711,346	2,915,583	9,466,793

Net Realized Capital Gains (Losses) on Investments	53,583,930	57,282,060	1,238,473	15,869,059	46,252,164
Net Change in Unrealized Appreciation (Depreciation)	(58,015,199)	(30,444,940)	(23,334,657)	(43,701,073)	(64,370,921)

Net Gain (Loss) on Investment	(4,431,269)	26,837,120	(22,096,184)	(27,832,014)	(18,118,757)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,874,709	27,937,467	(5,908,144)	(14,618,162)	(11,944,354)

Increase (Decrease) in Net Assets from Contract Transactions	(27,347,157)	9,210,751	(18,728,825)	52,732,217	(9,501,399)

Total Increase (Decrease) in Net Assets	(15,472,448)	37,148,218	(24,636,969)	38,114,055	(21,445,753)

Net Assets as of December 31, 2015:	$1,184,117,265	$394,243,962	$304,257,404	$847,947,523	$664,243,461

Investment Income:
Reinvested Dividends	27,095,461	2,121,720	16,841,956	11,946,588	9,142,495
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,528,443	1,021,684	934,852	2,415,636	1,915,654

Net Investment Income (Loss)	23,567,018	1,100,036	15,907,104	9,530,952	7,226,841
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,133,315	40,481,079	—	13,909,242	45,461,995
Realized Gain (Loss) on Investments	20,107,804	24,447,940	45,105	1,894,280	10,710,891

Net Realized Capital Gains (Losses) on Investments	42,241,119	64,929,019	45,105	15,803,522	56,172,886
Net Change in Unrealized Appreciation (Depreciation)	69,663,702	(72,349,030)	17,534,591	(12,505,592)	4,389,101

Net Gain (Loss) on Investment	111,904,821	(7,420,011)	17,579,696	3,297,930	60,561,987
Net Increase (Decrease) in Net Assets Resulting from Operations	135,471,839	(6,319,975)	33,486,800	12,828,882	67,788,828

Increase (Decrease) in Net Assets from Contract Transactions	(18,461,408)	(56,756,475)	2,909,726	(22,520,180)	(29,130,706)

Total Increase (Decrease) in Net Assets	117,010,431	(63,076,450)	36,396,526	(9,691,298)	38,658,122

Net Assets as of December 31, 2016:	$1,301,127,696	$331,167,512	$340,653,930	$838,256,225	$702,901,583

See Accompanying Notes.

(1) See Footnote 1

4

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	Vanguard® Moderate Allocation Subaccount	Vanguard® Money Market Subaccount	Vanguard® REIT Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount	Vanguard® Small Company Growth Subaccount
Net Assets as of December 31, 2014:	$178,675,735	$731,406,279	$534,413,527	$920,883,007	$644,879,187

Investment Income:
Reinvested Dividends	3,023,220	1,122,066	9,479,989	16,792,886	2,308,701
Investment Expense:
Mortality and Expense Risk and Administrative Charges	616,980	2,133,507	1,513,602	2,670,382	1,901,186

Net Investment Income (Loss)	2,406,240	(1,011,441)	7,966,387	14,122,504	407,515
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,791,222	—	17,940,219	170,486	73,347,686
Realized Gain (Loss) on Investments	1,889,509	—	13,965,078	280,293	9,651,105

Net Realized Capital Gains (Losses) on Investments	4,680,731	—	31,905,297	450,779	82,998,791
Net Change in Unrealized Appreciation (Depreciation)	(9,115,265)	—	(31,501,826)	(7,027,780)	(102,766,635)

Net Gain (Loss) on Investment	(4,434,534)	—	403,471	(6,577,001)	(19,767,844)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,028,294)	(1,011,441)	8,369,858	7,545,503	(19,360,329)

Increase (Decrease) in Net Assets from Contract Transactions	56,282,705	49,800,528	(30,793,913)	(10,035,110)	(14,303,637)

Total Increase (Decrease) in Net Assets	54,254,411	48,789,087	(22,424,055)	(2,489,607)	(33,663,966)

Net Assets as of December 31, 2015:	$232,930,146	$780,195,366	$511,989,472	$918,393,400	$611,215,221

Investment Income:
Reinvested Dividends	4,041,617	3,829,425	13,608,009	17,731,476	2,135,584
Investment Expense:
Mortality and Expense Risk and Administrative Charges	723,547	2,317,430	1,557,542	2,762,212	1,761,080

Net Investment Income (Loss)	3,318,070	1,511,995	12,050,467	14,969,264	374,504
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,210,832	—	36,106,585	—	54,226,511
Realized Gain (Loss) on Investments	2,300,997	—	12,812,566	452,851	3,497,929

Net Realized Capital Gains (Losses) on Investments	7,511,829	—	48,919,151	452,851	57,724,440
Net Change in Unrealized Appreciation (Depreciation)	6,805,664	—	(22,086,239)	6,737,907	26,105,702

Net Gain (Loss) on Investment	14,317,493	—	26,832,912	7,190,758	83,830,142
Net Increase (Decrease) in Net Assets Resulting from Operations	17,635,563	1,511,995	38,883,379	22,160,022	84,204,646

Increase (Decrease) in Net Assets from Contract Transactions	15,375,327	79,565,388	(10,213,098)	11,703,621	(11,253,540)

Total Increase (Decrease) in Net Assets	33,010,890	81,077,383	28,670,281	33,863,643	72,951,106

Net Assets as of December 31, 2016:	$265,941,036	$861,272,749	$540,659,753	$952,257,043	$684,166,327

See Accompanying Notes.

(1) See Footnote 1

5

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	Vanguard® Total Bond Market Index Subaccount	Vanguard® Total Stock Market Index Subaccount
Net Assets as of December 31, 2014:	$1,345,688,645	$886,706,847

Investment Income:
Reinvested Dividends	30,680,907	11,543,938
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,030,456	2,660,295

Net Investment Income (Loss)	26,650,451	8,883,643
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,752,670	29,326,400
Realized Gain (Loss) on Investments	1,135,388	14,776,763

Net Realized Capital Gains (Losses) on Investments	6,888,058	44,103,163
Net Change in Unrealized Appreciation (Depreciation)	(33,635,178)	(53,300,409)

Net Gain (Loss) on Investment	(26,747,120)	(9,197,246)
Net Increase (Decrease) in Net Assets Resulting from Operations	(96,669)	(313,603)

Increase (Decrease) in Net Assets from Contract Transactions	40,132,220	39,376,919

Total Increase (Decrease) in Net Assets	40,035,551	39,063,316

Net Assets as of December 31, 2015:	$1,385,724,196	$925,770,163

Investment Income:
Reinvested Dividends	33,012,674	13,962,302
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,286,336	2,740,758

Net Investment Income (Loss)	28,726,338	11,221,544
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,932,918	36,405,837
Realized Gain (Loss) on Investments	1,696,382	14,035,111

Net Realized Capital Gains (Losses) on Investments	5,629,300	50,440,948
Net Change in Unrealized Appreciation (Depreciation)	(5,232,786)	50,627,458

Net Gain (Loss) on Investment	396,514	101,068,406
Net Increase (Decrease) in Net Assets Resulting from Operations	29,122,852	112,289,950

Increase (Decrease) in Net Assets from Contract Transactions	39,213,117	(2,632,798)

Total Increase (Decrease) in Net Assets	68,335,969	109,657,152

Net Assets as of December 31, 2016:	$1,454,060,165	$1,035,427,315

See Accompanying Notes.

(1) See Footnote 1

6

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

1. Organization

Separate Account VA DD (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Vanguard® Variable Annuity Plan.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Vanguard® Variable Insurance Fund:	Vanguard® Variable Insurance Fund:

Vanguard® Balanced	Vanguard® Balanced Portfolio

Vanguard® Capital Growth	Vanguard® Capital Growth Portfolio

Vanguard® Conservative Allocation	Vanguard® Conservative Allocation Portfolio

Vanguard® Diversified Value	Vanguard® Diversified Value Portfolio

Vanguard® Equity Income	Vanguard® Equity Income Portfolio

Vanguard® Equity Index	Vanguard® Equity Index Portfolio

Vanguard® Growth	Vanguard® Growth Portfolio

Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio

Vanguard® International	Vanguard® International Portfolio

Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio

Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio

Vanguard® Money Market	Vanguard® Money Market Portfolio

Vanguard® REIT Index	Vanguard® REIT Index Portfolio

Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio

Vanguard® Small Company Growth	Vanguard® Small Company Growth Portfolio

Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio

Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

7

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

8

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Subaccount	Purchases	Sales
Vanguard® Balanced	$167,019,776	$80,824,079
Vanguard® Capital Growth	51,467,287	47,607,920
Vanguard® Conservative Allocation	44,160,998	18,589,909
Vanguard® Diversified Value	46,754,021	35,495,855
Vanguard® Equity Income	114,233,246	26,079,727
Vanguard® Equity Index	99,501,832	72,262,900
Vanguard® Growth	50,174,858	65,350,219
Vanguard® High Yield Bond	46,445,311	27,628,488
Vanguard® International	52,856,454	51,936,449
Vanguard® Mid-Cap Index	70,078,209	46,520,073
Vanguard® Moderate Allocation	43,689,228	19,785,001
Vanguard® Money Market	205,862,393	124,785,203
Vanguard® REIT Index	91,891,492	53,947,541
Vanguard® Short-Term Investment Grade	95,182,298	68,509,405
Vanguard® Small Company Growth	86,075,500	42,728,026
Vanguard® Total Bond Market Index	144,694,173	72,821,788
Vanguard® Total Stock Market Index	103,440,341	58,445,748

9

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Vanguard® Balanced	480,300	(905,365)	(425,065)	474,444	(913,320)	(438,876)
Vanguard® Capital Growth	746,205	(1,169,538)	(423,333)	1,793,623	(1,122,595)	671,028
Vanguard® Conservative Allocation	1,413,227	(682,676)	730,551	2,118,717	(648,249)	1,470,468
Vanguard® Diversified Value	467,417	(1,203,022)	(735,605)	187,798	(1,632,970)	(1,445,172)
Vanguard® Equity Income	651,713	(340,373)	311,340	134,858	(992,165)	(857,307)
Vanguard® Equity Index	632,973	(845,104)	(212,131)	405,044	(742,524)	(337,480)
Vanguard® Growth	187,341	(1,562,472)	(1,375,131)	1,367,461	(1,137,302)	230,159
Vanguard® High Yield Bond	983,968	(895,566)	88,402	592,201	(1,233,302)	(641,101)
Vanguard® International	762,180	(1,381,708)	(619,528)	2,264,770	(993,293)	1,271,477
Vanguard® Mid-Cap Index	326,539	(971,159)	(644,620)	451,948	(660,384)	(208,436)
Vanguard® Moderate Allocation	1,221,715	(679,464)	542,251	2,507,225	(525,570)	1,981,655
Vanguard® Money Market	107,207,951	(65,307,610)	41,900,341	93,817,642	(67,555,449)	26,262,193
Vanguard® REIT Index	737,059	(949,471)	(212,412)	418,500	(1,018,962)	(600,462)
Vanguard® Short-Term Investment Grade	4,176,115	(3,561,372)	614,743	3,029,706	(3,577,412)	(547,706)
Vanguard® Small Company Growth	439,924	(665,605)	(225,681)	440,215	(663,649)	(223,434)
Vanguard® Total Bond Market Index	2,894,660	(1,879,880)	1,014,780	2,588,767	(1,517,447)	1,071,320
Vanguard® Total Stock Market Index	1,817,440	(1,926,199)	(108,759)	3,112,570	(1,797,863)	1,314,707

10

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Vanguard® Balanced	$41,520,874	$(77,650,212)	$(36,129,338)	$39,363,898	$(75,594,606)	$(36,230,708)
Vanguard® Capital Growth	30,665,948	(46,673,932)	(16,007,984)	71,420,706	(43,609,252)	27,811,454
Vanguard® Conservative Allocation	37,429,310	(18,365,321)	19,063,989	55,184,642	(16,875,623)	38,309,019
Vanguard® Diversified Value	13,881,032	(34,753,394)	(20,872,362)	5,392,568	(46,863,677)	(41,471,109)
Vanguard® Equity Income	48,868,163	(25,276,555)	23,591,608	9,438,113	(70,016,091)	(60,577,978)
Vanguard® Equity Index	51,820,970	(70,282,378)	(18,461,408)	32,200,991	(59,548,148)	(27,347,157)
Vanguard® Growth	7,784,184	(64,540,659)	(56,756,475)	57,387,098	(48,176,347)	9,210,751
Vanguard® High Yield Bond	30,138,521	(27,228,795)	2,909,726	17,692,122	(36,420,947)	(18,728,825)
Vanguard® International	27,995,261	(50,515,441)	(22,520,180)	89,541,881	(36,809,664)	52,732,217
Vanguard® Mid-Cap Index	16,089,729	(45,220,435)	(29,130,706)	21,814,582	(31,315,981)	(9,501,399)
Vanguard® Moderate Allocation	34,868,464	(19,493,137)	15,375,327	71,045,625	(14,762,920)	56,282,705
Vanguard® Money Market	203,499,254	(123,933,866)	79,565,388	178,037,543	(128,237,015)	49,800,528
Vanguard® REIT Index	43,004,704	(53,217,802)	(10,213,098)	23,158,154	(53,952,067)	(30,793,913)
Vanguard® Short-Term Investment Grade	78,935,445	(67,231,824)	11,703,621	56,144,837	(66,179,947)	(10,035,110)
Vanguard® Small Company Growth	30,436,262	(41,689,802)	(11,253,540)	29,393,316	(43,696,953)	(14,303,637)
Vanguard® Total Bond Market Index	110,458,135	(71,245,018)	39,213,117	96,118,609	(55,986,389)	40,132,220
Vanguard® Total Stock Market Index	54,561,257	(57,194,055)	(2,632,798)	92,485,840	(53,108,921)	39,376,919

11

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Vanguard® Balanced
12/31/2016	21,540,505	$91.21	to	$91.21	$1,964,630,179	2.49%	0.290%	to	0.290%	10.69%	to	10.69%
12/31/2015	21,965,570	82.40	to	82.40	1,809,899,808	2.38	0.290	to	0.290	(0.20)	to	(0.20)
12/31/2014	22,404,446	82.56	to	82.56	1,849,759,333	2.23	0.295	to	0.295	9.52	to	9.52
12/31/2013	22,246,925	75.39	to	75.39	1,677,114,436	2.41	0.295	to	0.295	19.53	to	19.53
12/31/2012	21,729,522	63.07	to	63.07	1,370,427,120	2.68	0.295	to	0.295	12.23	to	12.23
Vanguard® Capital Growth
12/31/2016	13,852,938	44.00	to	44.00	609,485,636	1.20	0.290	to	0.290	10.52	to	10.52
12/31/2015	14,276,271	39.81	to	39.81	568,313,573	1.09	0.290	to	0.290	2.33	to	2.33
12/31/2014	13,605,243	38.90	to	38.90	529,292,196	0.84	0.295	to	0.295	18.08	to	18.08
12/31/2013	12,382,476	32.95	to	32.95	407,968,453	1.11	0.295	to	0.295	38.08	to	38.08
12/31/2012	10,150,845	23.86	to	23.86	242,215,681	1.05	0.295	to	0.295	15.13	to	15.13
Vanguard® Conservative Allocation
12/31/2016	7,766,682	27.24	to	27.24	211,579,292	1.61	0.290	to	0.290	5.71	to	5.71
12/31/2015	7,036,131	25.77	to	25.77	181,325,167	1.48	0.290	to	0.290	(0.09)	to	(0.09)
12/31/2014	5,565,663	25.79	to	25.79	143,565,109	1.43	0.295	to	0.295	6.60	to	6.60
12/31/2013	3,773,121	24.20	to	24.20	91,301,014	0.83	0.295	to	0.295	8.74	to	8.74
12/31/2012	2,502,728	22.25	to	22.25	55,691,297	0.12	0.295	to	0.295	8.93	to	8.93
Vanguard® Diversified Value
12/31/2016	13,500,203	31.59	to	31.59	426,497,263	2.73	0.290	to	0.290	12.64	to	12.64
12/31/2015	14,235,808	28.05	to	28.05	399,276,814	2.56	0.290	to	0.290	(2.74)	to	(2.74)
12/31/2014	15,680,980	28.84	to	28.84	452,193,539	2.18	0.295	to	0.295	9.51	to	9.51
12/31/2013	16,079,700	26.33	to	26.33	423,433,599	2.13	0.295	to	0.295	29.02	to	29.02
12/31/2012	15,928,332	20.41	to	20.41	325,112,105	2.33	0.295	to	0.295	16.16	to	16.16
Vanguard® Equity Income
12/31/2016	10,034,114	81.20	to	81.20	814,753,847	2.56	0.290	to	0.290	14.74	to	14.74
12/31/2015	9,722,774	70.77	to	70.77	688,082,651	2.67	0.290	to	0.290	0.56	to	0.56
12/31/2014	10,580,081	70.38	to	70.38	744,602,353	2.39	0.295	to	0.295	11.08	to	11.08
12/31/2013	10,993,311	63.36	to	63.36	696,516,363	2.37	0.295	to	0.295	29.66	to	29.66
12/31/2012	10,825,093	48.86	to	48.86	528,951,676	2.43	0.295	to	0.295	13.07	to	13.07
Vanguard® Equity Index
12/31/2016	14,518,031	89.62	to	89.62	1,301,127,696	2.22	0.290	to	0.290	11.49	to	11.49
12/31/2015	14,730,162	80.39	to	80.39	1,184,117,265	1.65	0.290	to	0.290	0.97	to	0.97
12/31/2014	15,067,642	79.61	to	79.61	1,199,589,713	1.67	0.295	to	0.295	13.17	to	13.17
12/31/2013	15,175,274	70.35	to	70.35	1,067,542,389	1.78	0.295	to	0.295	31.79	to	31.79
12/31/2012	15,680,061	53.38	to	53.38	836,959,391	1.91	0.295	to	0.295	15.52	to	15.52
Vanguard® Growth
12/31/2016	7,894,937	41.95	to	41.95	331,167,512	0.60	0.290	to	0.290	(1.37)	to	(1.37)
12/31/2015	9,270,068	42.53	to	42.53	394,243,962	0.58	0.290	to	0.290	7.66	to	7.66
12/31/2014	9,039,909	39.50	to	39.50	357,095,744	0.43	0.295	to	0.295	13.45	to	13.45
12/31/2013	9,573,248	34.82	to	34.82	333,319,033	0.49	0.295	to	0.295	34.89	to	34.89
12/31/2012	10,073,534	25.81	to	25.81	260,022,298	0.44	0.295	to	0.295	18.08	to	18.08
Vanguard® High Yield Bond
12/31/2016	10,629,257	32.05	to	32.05	340,653,930	5.21	0.290	to	0.290	11.03	to	11.03
12/31/2015	10,540,855	28.86	to	28.86	304,257,404	5.19	0.290	to	0.290	(1.86)	to	(1.86)
12/31/2014	11,181,956	29.41	to	29.41	328,894,373	5.39	0.295	to	0.295	4.10	to	4.10
12/31/2013	11,552,664	28.26	to	28.26	326,422,614	5.65	0.295	to	0.295	4.04	to	4.04
12/31/2012	14,561,549	27.16	to	27.16	395,461,184	5.27	0.295	to	0.295	13.96	to	13.96

12

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Vanguard® International
12/31/2016	22,480,946	$37.29	to	$37.29	$838,256,225	1.43%	0.290%	to	0.290%	1.58%	to	1.58%
12/31/2015	23,100,474	36.71	to	36.71	847,947,523	1.80	0.290	to	0.290	(1.06)	to	(1.06)
12/31/2014	21,828,997	37.10	to	37.10	809,833,468	1.44	0.295	to	0.295	(6.33)	to	(6.33)
12/31/2013	22,564,733	39.61	to	39.61	893,714,418	1.41	0.295	to	0.295	22.89	to	22.89
12/31/2012	21,902,955	32.23	to	32.23	705,895,163	2.09	0.295	to	0.295	19.78	to	19.78
Vanguard® Mid-Cap Index
12/31/2016	13,717,926	51.24	to	51.24	702,901,583	1.38	0.290	to	0.290	10.79	to	10.79
12/31/2015	14,362,546	46.25	to	46.25	664,243,461	1.18	0.290	to	0.290	(1.72)	to	(1.72)
12/31/2014	14,570,982	47.06	to	47.06	685,689,214	0.93	0.295	to	0.295	13.26	to	13.26
12/31/2013	15,100,354	41.55	to	41.55	627,411,633	1.05	0.295	to	0.295	34.53	to	34.53
12/31/2012	14,809,706	30.88	to	30.88	457,386,905	1.15	0.295	to	0.295	15.48	to	15.48
Vanguard® Moderate Allocation
12/31/2016	8,924,401	29.80	to	29.80	265,941,036	1.62	0.290	to	0.290	7.23	to	7.23
12/31/2015	8,382,150	27.79	to	27.79	232,930,146	1.42	0.290	to	0.290	(0.46)	to	(0.46)
12/31/2014	6,400,495	27.92	to	27.92	178,675,735	1.23	0.295	to	0.295	6.71	to	6.71
12/31/2013	4,566,533	26.16	to	26.16	119,461,606	0.85	0.295	to	0.295	14.68	to	14.68
12/31/2012	2,510,643	22.81	to	22.81	57,272,153	0.21	0.295	to	0.295	11.51	to	11.51
Vanguard® Money Market
12/31/2016	453,200,550	1.90	to	1.90	861,272,749	0.48	0.290	to	0.290	0.19	to	0.19
12/31/2015	411,300,209	1.90	to	1.90	780,195,366	0.15	0.290	to	0.290	(0.14)	to	(0.14)
12/31/2014	385,038,016	1.90	to	1.90	731,406,279	0.10	0.295	to	0.295	(0.20)	to	(0.20)
12/31/2013	421,164,130	1.90	to	1.90	801,626,538	0.11	0.295	to	0.295	(0.19)	to	(0.19)
12/31/2012	369,251,689	1.91	to	1.91	704,135,647	0.14	0.295	to	0.295	(0.15)	to	(0.15)
Vanguard® REIT Index
12/31/2016	9,183,902	58.87	to	58.87	540,659,753	2.53	0.290	to	0.290	8.04	to	8.04
12/31/2015	9,396,314	54.49	to	54.49	511,989,472	1.83	0.290	to	0.290	1.93	to	1.93
12/31/2014	9,996,776	53.46	to	53.46	534,413,527	3.20	0.295	to	0.295	29.73	to	29.73
12/31/2013	9,373,797	41.21	to	41.21	386,283,984	2.08	0.295	to	0.295	2.03	to	2.03
12/31/2012	10,173,987	40.39	to	40.39	410,910,662	1.87	0.295	to	0.295	17.11	to	17.11
Vanguard® Short-Term Investment Grade
12/31/2016	50,233,509	18.96	to	18.96	952,257,043	1.86	0.290	to	0.290	2.42	to	2.42
12/31/2015	49,618,766	18.51	to	18.51	918,393,400	1.83	0.290	to	0.290	0.83	to	0.83
12/31/2014	50,166,472	18.36	to	18.36	920,883,007	1.62	0.295	to	0.295	1.46	to	1.46
12/31/2013	47,235,903	18.09	to	18.09	854,629,129	2.17	0.295	to	0.295	0.78	to	0.78
12/31/2012	47,221,452	17.95	to	17.95	847,763,336	2.56	0.295	to	0.295	4.11	to	4.11
Vanguard® Small Company Growth
12/31/2016	9,466,254	72.27	to	72.27	684,166,327	0.35	0.290	to	0.290	14.60	to	14.60
12/31/2015	9,691,935	63.06	to	63.06	611,215,221	0.35	0.290	to	0.290	(3.04)	to	(3.04)
12/31/2014	9,915,369	65.04	to	65.04	644,879,187	0.30	0.295	to	0.295	3.08	to	3.08
12/31/2013	11,131,377	63.10	to	63.10	702,362,090	0.65	0.295	to	0.295	46.12	to	46.12
12/31/2012	10,803,569	43.18	to	43.18	466,534,940	0.24	0.295	to	0.295	14.31	to	14.31
Vanguard® Total Bond Market Index
12/31/2016	38,623,052	37.65	to	37.65	1,454,060,165	2.23	0.290	to	0.290	2.17	to	2.17
12/31/2015	37,608,272	36.85	to	36.85	1,385,724,196	2.22	0.290	to	0.290	0.04	to	0.04
12/31/2014	36,536,952	36.83	to	36.83	1,345,688,645	2.38	0.295	to	0.295	5.58	to	5.58
12/31/2013	34,896,227	34.88	to	34.88	1,217,332,903	2.67	0.295	to	0.295	(2.58)	to	(2.58)
12/31/2012	41,254,925	35.81	to	35.81	1,477,206,232	2.66	0.295	to	0.295	3.72	to	3.72
Vanguard® Total Stock Market Index
12/31/2016	31,602,707	32.76	to	32.76	1,035,427,315	1.47	0.290	to	0.290	12.23	to	12.23
12/31/2015	31,711,466	29.19	to	29.19	925,770,163	1.26	0.290	to	0.290	0.08	to	0.08
12/31/2014	30,396,759	29.17	to	29.17	886,706,847	1.34	0.295	to	0.295	11.96	to	11.96
12/31/2013	30,262,812	26.05	to	26.05	788,471,198	1.47	0.295	to	0.295	32.89	to	32.89
12/31/2012	29,376,285	19.61	to	19.61	575,942,981	1.65	0.295	to	0.295	15.99	to	15.99

13

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

(1)	See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

14

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

6. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate of .10% of the daily net assets value of each subaccount for administrative expenses. TPLIC also deducts an annual charge during the accumulation phase, not to exceed $25, proportionately from the subaccounts’ unit values. An annual charge of .195% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

15

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2016

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indrect wholly owned subsidiary of AEGON N.V. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

16

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

All required financial statements are included in Part B of this Registration Statement.

(B) EXHIBITS

(1)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account.[8]
(2)	Not Applicable.
(3)	Not Applicable.
(4)	(a) Form of variable annuity contract, Form No. VVAP U 1101[4]
(b) Optional Riders[4]
(c) Form of GLWB Rider. Note 11
(c)(1) Form of GLWB Rider. Note 15.
(c)(2) Form of GLWB Rider. Note 18.
(d) Form of ROP Rider. Note 15.
(5)	Form of application Note 22
(6)	(a) Restated Articles of Incorporation and Articles of Redomestication of Monumental Life Insurance Company[1]
(b) Amended and Restated Bylaws of Monumental Life Insurance Company[1]
(7)	Not applicable.
(8)	(a) Participation Agreement (Vanguard). Note 6
(8)	(b) Administration Service Agent[3]
(8)	(c) First Amendment to Participation Agreement. Note 7
(8)	(d) Second Amendment to Participation Agreement. Note 7
(8)	(e) Third Amendment to Participation Agreement. Note 7
(8)	(f) Fourth Amendment to Participation Agreement. Note 9
(8)	(g) Fifth Amendment to Participation Agreement. Note 11
(8)	(h) Participation Agreement - Vanguard and Monumental Life Insurance Company.[14]
(8)	(h)(1) Participation Agreement Amendment No.1 - Vanguard and Monumental Life Ins Co. Note 17.
(8)	(h)(2) Participation Agreement Amendment No.2 - Vanguard and Monumental Life Ins Co. Note 17.
(8)	(h)(3) Participation Agreement Amendment No.3 - Vanguard and Monumental Life Ins Co. Note 19.
(8)	(h)(4) Participation Agreement Amendment No.4 - Vanguard and Monumental Life Ins Co. Note 20.
(8)	(h)(5) Participation Agreement Amendment No.5 - Vanguard and Monumental Life Ins Co. Note 21.
(8)	(h)(6) Participation Agreement Amendment No.6 - Vanguard and Monumental Life Ins Co. Note 21.
(9)	Opinion and Consent of Counsel Note 24
(10)	Consent of Independent Registered Public Accounting Firm Note 24
(11)	No financial statements are omitted from item 23.
(12)	Not applicable.
(13)	Performance computation[2]
(14)	Powers of Attorney. Blake S. Bostwick, David Schulz, Eric J. Martin, Mark W. Mullin, Jay Orlandi, C. Michiel Van KatwijK. Note 24

[1]	Incorporated by reference from the Post-Effective Amendment 1 to N-4 Registration Statement (File No. 333-138040) filed on April 27, 2007.

[2]	Incorporated by reference from Post-Effective Amendment No. 6 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, File No. 33-36073 filed April 30, 1996.

[3]	Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, File No. 33-36073, filed April 30, 1998.

[4]	Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement of Peoples Benefit Life Insurance Company filed June 26, 2002, File No. 33-36073.

[5]	Filed with Post-Effective Amendment No. 21 on April 27, 2006.

[6]	Incorporated by reference from Initial Registration Statement on Form N-4 (File No. 333-65151) filed on October 1, 1998.

[7]	Filed with Post-Effective Amendment No. 22 on Separate Account IV, File No. 33-36073, on April 30, 2007.

[8]	Filed with Initial Filing on September 26, 2007.

[9]	Filed with Post-Effective Amendment No. 1 on April 28, 2008.

[10]	Filed with Post-Effective Amendment No. 2 on January 29, 2009.

[11]	Filed with Post-Effective Amendment No. 3 on February 9, 2009.

[12]	Filed with Post-Effective Amendment No. 5 on April 29, 2009.

[13]	Filed with Post-Effective Amendment No. 6 on April 28, 2010.

[14]	Filed with Post-Effective Amendment No. 7 on April 25, 2011.

[15]	Filed with Post-Effective Amendment 8 on June 15, 2011.

[16]	Filed with Post-Effective Amendment 11 on October 5, 2011.

[17]	Filed with Post-Effective Amendment 12 on April 27, 2012.

[18]	Field with Post-Effective Amendment No. 13 on January 25, 2013.

[19]	Filed with Post-Effective Amendment 16 on April 24, 2013.

[20]	Filed with Post-Effective Amendment 17 on September 27, 2013.

[21]	Filed with Post-Effective Amendment No. 18 to Form N-4 Registration Statement (333-146328) on April 30, 2014.

[22]	Filed with Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 333-146328) on April 28, 2015.

[23]	Filed with Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 333-146328) on April 26, 2016.

[24]	Filed herewith

Item 25. Directors and Officers of the Depositor

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick	Director and President
1801 California St., Suite 5200.
Denver, CO 80202

Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer
4333 Edgewood Rd, N.E.
Cedar Rapids, IA 52499

Mark Mullin	Director and Chairman of the Board
100 Light Street
Baltimore, MD 21202

Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel
100 Light Street
Baltimore, MD 21202

David Schulz	Director, Senior Vice President and Chief Tax Officer
4333 Edgewood Rd, N.E.
Cedar Rapids, IA 52499

C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer
100 Light Street
Baltimore, MD 21202

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2016, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-

Sole Member: Aegon Community Investments 50, LLC (managing member)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Sole Member: Aegon Community Investments 51, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (84.3972%) ; Transamerica Premier Life Insurance Company (15.6028%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: Investors Warranty of America, LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4%); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (71.6%~~)~~; Transamerica Premier Life Insurance Company (16.8%); Transamerica Financial Life Insurance Company (9.3%); Firebird Re Corp. (1.7%); Transamerica Advisors Life Insurance Company (0.7%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 9, 2017 there were 66,158 owners of Contracts.

ITEM 28. INDEMNIFICATION

Item 28 is incorporated by reference from the Post-Effective Amendment No. 6 to the Registration Statement of the National Home Life Assurance Company Separate Account II, File No. 33-7037.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) None

(b) Not applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499-0001, and The Vanguard Group, Inc., Valley Forge, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Premier Life Insurance Company represents that the fees and charges deducted under the contracts in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Transamerica Premier Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 27th day of April, 2017

SEPARATE ACCOUNT VA DD

TRANSAMERICA PREMIER LIFE
INSURANCE COMPANY
Depositor
*

Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director and President	April 27, 2017
Blake S. Bostwick

*	Controller, Senior Vice	April 27, 2017
Eric J. Martin	President and Assistant Treasurer

*	Director and Chairman	April 27, 2017
Mark W. Mullin	of the Board

*	Director, Executive	April 27, 2017
Jay Orlandi	Vice President, Secretary and
General Counsel
*	Director, Senior Vice President	April 27, 2017
David Schulz	and Chief Tax Officer

*	Director, Executive Vice President,	April 27, 2017
C. Michiel van Katwijk	Chief Financial Officer and
Treasurer

/s/Alison Ryan *	Assistant Secretary	April 27, 2017
Alison Ryan

*	By: Alison Ryan—Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.

Registration No.

333- 146328

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

14	Powers of Attorney